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                        UNITED ASSET STRATEGY FUND, INC.

                               6300 Lamar Avenue

                                P. O. Box 29217

                      Shawnee Mission, Kansas  66201-9217

                                 (913) 236-2000

                              September 12, 1995,
                        Revised as of September 29, 1995



                      STATEMENT OF ADDITIONAL INFORMATION


     This Statement of Additional Information (the "SAI") is not a prospectus. Investors should read this SAI in conjunction with a prospectus ("Prospectus") for the Class A shares or the Class Y shares, as applicable, of United Asset Strategy Fund, Inc. (the "Fund") dated September 12, 1995, which may be obtained from the Fund or its underwriter, Waddell & Reed, Inc., at the address or telephone number shown above.


                               TABLE OF CONTENTS

     Investment Policies and Limitations ................  2

     Portfolio Transactions and Brokerage ............... 28

     Purchase, Redemption and Pricing of Shares ......... 30

     Performance Information ............................ 43

     Payments to Shareholders ........................... 44

     Taxes .............................................. 45

     Investment Management and Other Services ........... 49

     Directors and Officers ............................. 53

     Organization of the Fund ........................... 58

     Appendix A ......................................... 59

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                      INVESTMENT POLICIES AND LIMITATIONS

     The following policies and limitations supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the Fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations.

     The Fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund. However, except for the fundamental investment limitations set forth below, the investment policies and limitations of the Fund are not fundamental and may be changed by the Board of Directors without shareholder approval.

     The following are the Fund's fundamental investment limitations set forth in their entirety. The Fund may not:

     (1) with respect to 75% of the Fund's total assets, purchase the securities of any issuer (other than obligations issued or guaranteed by the United States government, or any of its agencies or instrumentalities) if, as a result thereof, (a) more than 5% of the Fund's total assets would be invested in the securities of such issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of such issuer;

     (2) issue bonds or any other class of securities preferred over shares of the Fund in respect of the Fund's assets or earnings, provided that the Fund may issue additional series and classes of shares in accordance with its Articles of Incorporation;

     (3) sell securities short, provided that transactions in futures contracts, options and other financial instruments are not deemed to constitute short sales;

     (4) purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that the Fund may make initial and variation margin payments in connection with transactions in futures contracts, options and other financial instruments;

     (5) borrow money, except that the Fund may borrow money for emergency or extraordinary purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of the value of its total assets (less liabilities other than borrowings). Any borrowings that come to exceed 33 1/3% of the value of the Fund's total assets by reason of a decline in net assets will be reduced within three days to the extent necessary to comply with the 33 1/3% limitation. For purposes of this limitation, "three days" means three days, exclusive of Sundays and holidays;

     (6) underwrite securities issued by others, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;

     (7) purchase the securities of any issuer (other than obligations issued or guaranteed by the United States government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund's total assets (taken at current value) would be invested in the securities of issuers having their principal business activities in the same industry;

     (8) invest in real estate limited partnerships or purchase or sell real estate unless acquired as a result of ownership of securities (but this shall not prevent the Fund from purchasing and selling securities issued by companies or other entities or investment vehicles that deal in real estate or interests therein, nor shall this prevent the Fund from purchasing interests in pools of real estate mortgage loans);

     (9) purchase or sell physical commodities unless acquired as a result of ownership of securities (but this shall not prevent the Fund from purchasing and selling currencies, futures contracts, options, forward currency contracts or other financial instruments);

     (10) make loans, except (a) by lending portfolio securities provided that no securities loan will be made if, as a result thereof, more than 10% of the Fund's total assets (taken at current value) would be lent to another party; (b) through the purchase of a portion of an issue of debt securities in accordance with its investment objective, policies, and limitations; and (c) by engaging in repurchase agreements with respect to portfolio securities; or

     (11) purchase or retain the securities of an issuer if the officers and directors of the Fund and of Waddell & Reed Investment Management Company, the Fund's investment manager ("WRIMCO"), owning beneficially more than / of 1% of the securities of an issuer together own beneficially more than 5% of the securities of that issuer.

     The following investment limitations are not fundamental and may be changed by the Board of Directors without shareholder approval.

     (i) The Fund may borrow money only from a bank. The Fund will not purchase any security while borrowings representing more than 5% of its total assets are outstanding.

     (ii) The Fund does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in illiquid investments.

     (iii) The Fund does not currently intend to lend assets other than securities to other parties, except by acquiring loans, loan participations, or other forms of direct debt instruments. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)

     (iv) The Fund does not currently intend to (a) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid and if, as a result of such purchase, the Fund does not have more than 10% of its total assets invested in such securities, or (b) purchase or retain securities issued by other open-end investment companies. Limitations (a) and (b) do not apply to securities received as dividends, through offers of exchange, or as a result of a reorganization, consolidation, or merger. As a shareholder in an investment company, the Fund would bear its pro rata share of that investment company's expenses, which could result in duplication of certain fees, including management and administrative fees. However, in the event that the Fund purchases or retains securities issued by any other open-end investment company, WRIMCO will waive its advisory fee on that portion of the Fund's assets invested in such securities and the Fund will only purchase securities of no-load, open-end investment companies.

     (v) The Fund does not currently intend to purchase the securities of any issuer (other than securities issued or guaranteed by domestic or foreign governments or political subdivision thereof) if, as a result, more than 5% of its total assets would be invested in the securities of business enterprises that, including predecessors, have a record of less than three years of continuous operation. This restriction does not apply to any obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or to collateralized mortgage obligations, other mortgage-related securities, asset-backed securities or indexed securities.

     (vi) The Fund does not currently intend to purchase warrants, valued at the lower of cost or market, in excess of 5% of the Fund's net assets. Included in that amount, but not to exceed 2% of the Fund's net assets, may be warrants that are not listed on the New York Stock Exchange or the American Stock Exchange. Warrants acquired by the Fund in units or attached to securities are not subject to these restrictions.

     (vii) The Fund does not currently intend to invest in oil, gas, or other mineral exploration or development programs or leases.

     For the Fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions."

Asset Allocation

     The short-term class includes all types of domestic and foreign securities and money market instruments with remaining maturities of three years or less. WRIMCO will seek to maximize total return within the short-term asset class by taking advantage of yield differentials between different instruments, issuers and currencies. Short-term instruments may include corporate debt securities, such as commercial paper and notes; government securities issued by U.S. or foreign governments or their agencies or instrumentalities; bank deposits and other financial institution obligations; repurchase agreements involving any type of security; and other similar short-term instruments. These instruments may be denominated in U.S. dollars or foreign currency.

     The bond class includes all varieties of domestic and foreign fixed-income securities with maturities greater than three years. WRIMCO seeks to maximize total return within the bond class by adjusting the Fund's investments in securities with different credit qualities, maturities, and coupon or dividend rates, and by seeking to take advantage of yield differentials between securities. Securities in this class may include bonds, notes, adjustable-rate preferred stocks, convertible bonds, mortgage-related and asset-backed securities, domestic and foreign government and government agency securities, zero coupon bonds, and other intermediate and long-term securities. As with the short-term class, these securities may be denominated in U.S. dollars or foreign currency. The Fund may also invest in lower quality, high-yielding debt securities (commonly referred to as "junk bonds"). The Fund currently intends to limit its investments in these securities to 20% of its total assets.

     The stock class includes domestic and foreign equity securities of all types (other than adjustable rate preferred stocks, which are included in the bond class). WRIMCO seeks to maximize total return within this asset class by actively allocating assets to industry sectors expected to benefit from major trends, and to individual stocks that WRIMCO believes to have superior growth potential. Securities in the stock class may include common stocks, fixed-rate preferred stocks (including convertible preferred stocks), warrants, rights, depositary receipts, securities of closed-end investment companies, and other equity securities issued by companies of any size, located anywhere in the world.

     WRIMCO intends to take advantage of yield differentials by considering the purchase or sale of instruments when differentials on spreads between various grades and maturities of such instruments approach extreme levels relative to long-term norms.

     In making asset allocation decisions, WRIMCO typically evaluates projections of risk, market conditions, economic conditions, volatility, yields, and returns.

Specific Securities and Investment Practices

  Illiquid Investments

     Illiquid investments are investments that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the prices at which they are valued. Investments currently considered to be illiquid include:
(i) repurchase agreements not terminable within seven days; (ii) securities for which market quotations are not readily available; (iii) over-the-counter ("OTC") options and their underlying collateral; (iv) non-government stripped fixed-rate mortgage-backed securities; (v) direct debt instruments; (vi) restricted securities; and (vii) swap agreements. However, certain restricted securities, such as securities eligible for resale under Rule 144A of the Securities Act of 1933, as amended (the "1933 Act") and commercial paper that is exempt from registration under Section 4(2) of the 1933 Act, will not be considered by the Fund to be illiquid if WRIMCO has made a determination of liquidity pursuant to guidelines established by the Fund's Board of Directors. The assets used as cover for OTC options written by the Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option. If through a change in values, net assets, or other circumstances, the Fund were in a position where more than 15% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

  Restricted Securities

     Restricted Securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the 1933 Act, or in a registered public offering. Where registration is required, the Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.

     There are risks associated with investment in restricted securities in that there can be no assurance of a ready market for resale. Also, the contractual restrictions on resale might prevent the Fund from reselling the securities at a time when such sale might be desirable. Restricted securities in which the Fund seeks to invest need not be listed or admitted to trading on a foreign or domestic exchange and may be less liquid than listed securities. See "Illiquid Investments" above.

  Certain Other Securities

     The Fund may purchase debt securities whose principal amount at maturity is dependent upon the performance of a specified equity security. The issuer of such debt securities, typically an investment banking firm, is unaffiliated with the issuer of the equity security to whose performance the debt security is linked. Equity-linked debt securities differ from ordinary debt securities in that the principal amount received at maturity is not fixed, but is based on the price of the linked equity security at the time the debt security matures. The performance of equity-linked debt securities depends primarily on the performance of the linked equity security and may also be influenced by interest rate changes. In addition, although the debt securities are typically adjusted for diluting events such as stock splits, stock dividends and certain other events affecting the market value of the linked equity security, the debt securities are not adjusted for subsequent issuances of the linked equity security for cash. Such an issuance could adversely affect the price of the debt security. In addition to the equity risk relating to the linked equity security, such debt securities are also subject to credit risk with regard to the issuer of the debt security. In general, however, such debt securities are less volatile than the equity securities to which they are linked.

     The Fund may also invest in a type of convertible preferred stock that pays a cumulative, fixed dividend that is senior to, and expected to be in excess of, the dividends paid on the common stock of the issuer. At the mandatory conversion date, the preferred stock is converted into not more than one share of the issuer's common stock at the "call price" that was established at the time the preferred stock was issued. If the price per share of the related common stock on the mandatory conversion date is less than the call price, the holder of the preferred stock will nonetheless receive only one share of common stock for each share of preferred stock (plus cash in the amount of any accrued but unpaid dividends). At any time prior to the mandatory conversion date, the issuer may redeem the preferred stock upon issuing to the holder a number of shares of common stock equal to the call price of the preferred stock in effect on the date of redemption divided by the market value of the common stock, with such market value typically determined one or two trading days prior to the date notice of redemption is given. The issuer must also pay the holder of the preferred stock cash in an amount equal to any accrued but unpaid dividends on the preferred stock. This convertible preferred stock is subject to the same market risk as the common stock of the issuer, except to the extent that such risk is mitigated by the higher dividend paid on the preferred stock. The opportunity for equity appreciation afforded by an investment in such convertible preferred stock, however, is limited, because in the event the market value of the issuer's common stock increases to or above the call price of the preferred stock, the issuer may (and would be expected to) call the preferred stock for redemption at the call price. This convertible preferred stock is also subject to credit risk with regard to the ability of the issuer to pay the dividend established upon issuance of the preferred stock. Generally, convertible preferred stock is less volatile than the related common stock of the issuer.

  Securities Lending

     The Fund may lend securities to creditworthy parties such as broker-dealers or institutional investors.

     Securities lending allows the Fund to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties deemed by WRIMCO to be creditworthy. Furthermore, securities loans will only be made if, in WRIMCO's judgment, the consideration to be earned from such loans would justify the risk.

     WRIMCO understands that it is the current view of the Staff of the Securities and Exchange Commission (the "SEC") that the Fund may engage in loan transactions only under the following conditions: (1) the Fund must receive 100% collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) the Board of Directors must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.

     Cash received through loan transactions may be invested in any security in which the Fund is authorized to invest. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).

  Repurchase Agreements

     In a repurchase agreement, the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date. The resale price reflects the purchase price plus an agreed upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked to market daily) of the underlying security. The Fund may engage in a repurchase agreement with respect to any security in which it is authorized to invest. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to the Fund in connection with bankruptcy proceedings), it is the Fund's current policy to limit repurchase agreement transactions to those parties whose creditworthiness has been reviewed and found satisfactory by WRIMCO on the basis of criteria established by the Board of Directors.

  When-Issued and Delayed-Delivery Transactions

     The Fund may purchase securities on a when-issued or delayed-delivery basis or sell them on a delayed-delivery basis. The securities so purchased or sold by the Fund are subject to market fluctuation; their value may be less or more when delivered than the purchase price paid or received. For example, delivery to the Fund and payment by the Fund in the case of a purchase by it, or delivery by the Fund and payment to it in the case of a sale by the Fund, may take place a month or more after the date of the transaction. The purchase or sale price is fixed on the transaction date. The Fund will enter into when-issued or delayed-delivery transactions in order to secure what is considered to be an advantageous price and yield at the time of entering into the transaction. No interest accrues to the Fund until delivery and payment is completed. When the Fund makes a commitment to purchase securities on a when-issued or delayed-delivery basis, it will record the transaction and thereafter reflect the value of the securities in determining its net asset value per share. The securities so sold by the Fund on a delayed-delivery basis are also subject to market fluctuation; their value when the Fund delivers them may be more than the purchase price the Fund receives. When the Fund makes a commitment to sell securities on a delayed basis, it will record the transaction and thereafter value the securities at the sales price in determining the Fund's net asset value per share.

     Ordinarily the Fund purchases securities on a when-issued or delayed-delivery basis with the intention of actually taking delivery of the securities. However, before the securities are delivered to the Fund and before it has paid for them (the "settlement date"), the Fund could sell the securities if WRIMCO decided it was advisable to do so for investment reasons. The Fund will hold aside or segregate cash or other securities, other than those purchased on a when-issued or delayed-delivery basis, at least equal to the amount it will have to pay on the settlement date; these other securities may, however, be sold at or before the settlement date to pay the purchase price of the when-issued or delayed-delivery securities.

  Warrants

     Warrants are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. Warrants are highly volatile and, therefore, more susceptible to sharp decline in value than the underlying securities might be. They are also generally less liquid than an investment in the underlying shares.

  U.S. Government Securities

     U.S. Government Securities include Treasury Bills (which mature within one year of the date they are issued), Treasury Notes (which have maturities of one to ten years) and Treasury Bonds (which generally have maturities of more than 10 years). All such Treasury securities are backed by the full faith and credit of the United States.

     U.S. Government agencies and instrumentalities that issue or guarantee securities include, but are not limited to, the Federal Housing Administration, Federal National Mortgage Association, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Farm Credit Banks, Maritime Administration, the Tennessee Valley Authority, the Resolution Funding Corporation, and the Student Loan Marketing Association.

     Securities issued or guaranteed by U.S. Government agencies and instrumentalities are not always supported by the full faith and credit of the United States. Some, such as securities issued by the Federal Home Loan Banks, are backed by the right of the agency or instrumentality to borrow from the Treasury. Others, such as securities issued by the Federal National Mortgage Association, are supported only by the credit of the instrumentality and not by the Treasury. If the securities are not backed by the full faith and credit of the United States, the owner of the securities must look principally to the agency issuing the obligation for repayment and may not be able to assert a claim against the United States in the event that the agency or instrumentality does not meet its commitment.

     U.S. Government Securities may include "mortgage-backed securities" of the Government National Mortgage Association ("Ginnie Mae"), the Federal Home Loan Mortgage Corporation ("Freddie Mac") and the Federal National Mortgage Association ("Fannie Mae"). These mortgage-backed securities include "pass-through" securities and "participation certificates." Another type of mortgage-backed security is a collateralized mortgage obligation ("CMO"). See "Mortgage-Backed Securities." Timely payment of principal and interest on Ginnie Mae pass-throughs is guaranteed by the full faith and credit of the United States. Freddie Mac and Fannie Mae are both instrumentalities of the U.S. Government, but their obligations are not backed by the full faith and credit of the United States. It is possible that the availability and the marketability (i.e., liquidity) of the securities discussed in this section could be adversely affected by actions of the U.S. Government to tighten the availability of its credit.

  Mortgage-Backed Securities

     The Fund may purchase mortgage-backed securities issued by government and non-government entities such as banks, mortgage lenders, or other financial institutions. A mortgage-backed security may be an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-backed securities, such as collateralized mortgage obligations ("CMOs"), make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties. Other types of mortgage-backed securities will likely be developed in the future, and the Fund may invest in them if WRIMCO determines they are consistent with the Fund's investment objective and policies.

     The value of mortgage-backed securities may change due to shifts in the market's perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage-backed securities are subject to prepayment risk. Prepayment, which occurs when unscheduled or early payments are made on the underlying mortgages, may shorten the effective maturities and may lower their total returns.

  Stripped Mortgage-Backed Securities

     Stripped mortgage-backed securities are created when a U.S. Government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The holder of the "principal-only" security ("PO") receives the principal payments made by the underlying mortgage-backed security, while the holder of the "interest-only" security ("IO") receives interest payments from the same underlying security.

     The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect.

  Asset-Backed Securities

     Asset-backed securities represent interest in pools of consumer loans (generally unrelated to mortgage loans) and most often are structured as pass-through securities. Interest and principal payments ultimately depend upon payment of the underlying loans by individuals, although the securities may be supported by letters of credit or other credit enhancements. The value of asset-backed securities may also depend on the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing the credit enhancement. The Fund does not currently intend to invest in non-mortgage asset-backed securities.

  Zero Coupon Bonds

     A broker-dealer creates a derivative zero by separating the interest and principal components of a U.S. Treasury security and selling them as two individual securities. CATS (Certificates of Accrual on Treasury Securities), TIGRs (Treasury Investment Growth Receipts), and TRs (Treasury Receipts) are examples of derivative zeros.

     A Federal Reserve Bank creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the interest and principal components of an outstanding U.S. Treasury bond and selling them as individual securities. Bonds issued by the Resolution Funding Corporation (REFCORP) and the Financing Corporation (FICO) can also be separated in this fashion. Original issue zeros are zero coupon securities originally issued by the U.S. government, a government agency, or a corporation in zero coupon form.

  Variable or Floating Rate Instruments

     Variable or floating rate instruments (including notes purchased directly from issuers) bear variable or floating interest rates and carry rights that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries. Floating rate securities have interest rates that change whenever there is a change in a designated base rate while variable rate instruments provide for a specified periodic adjustment in the interest rate. These formulas are designed to result in a market value for the instrument that approximates its par value.

     Swaps, Caps, Collars and Floors. Swap agreements, including caps, collars and floors, can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the Fund's exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage-backed security values, corporate borrowing rates, or other factors such as security prices or inflation rates.

     Swap agreements will tend to shift the Fund's investment exposure from one type of investment to another. For example, if the Fund agrees to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options.

     The creditworthiness of firms with which the Fund enters into swaps, caps or floors will be monitored by WRIMCO in accordance with procedures adopted by the Fund's Board of Directors. If a default occurs by the other party to such transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

     The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each swap will be accrued on a daily basis and an amount of cash, U.S. Government Securities or other liquid high-grade debt obligations having an aggregate net asset value at least equal to the accrued excess will be maintained in an account by a custodian that satisfies the requirements of the 1940 Act. The Fund will also establish and maintain such segregated accounts with respect to its total obligations under any swaps that are not entered into on a net basis and with respect to any caps or floors that are written by the Fund. WRIMCO and the Fund believe that such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Fund's borrowing restrictions. The Fund may not invest more than 15% of its total assets in swap agreements. See "Illiquid Investments."

  Indexed Securities

     The Fund may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

     Recent issuers of indexed securities have included banks, corporations, and certain U.S. government agencies. WRIMCO will use its judgment in determining whether indexed securities should be treated as short-term instruments, bonds, stocks, or as a separate asset class for purposes of the Fund's investment allocations, depending on the individual characteristics of the securities. Certain indexed securities that are not traded on an established market may be deemed illiquid. The Fund does not intend to invest more than 25% of its total assets in indexed securities.

  Loans and Other Direct Debt Instruments

     Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments are subject to the Fund's policies regarding the quality of debt securities.

     Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. Direct debt instruments may not be rated by any nationally recognized rating service. If the Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund's share price could be adversely affected. Loans that are fully secured offer the Fund more protections than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and principal when due.

     Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks to the Fund. For example, if a loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary. Direct debt instruments that are not in the form of securities may offer less legal protection to the Fund in the event of fraud or misrepresentation. In the absence of definitive regulatory guidance, the Fund relies on WRIMCO's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund.

     A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, the Fund has direct recourse against the borrower, it may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of the Fund were determined to be subject to the claims of the agent's general creditors, the Fund might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

     Investments in direct debt instruments may entail less legal protection for the Fund. Direct indebtedness purchased by the Fund may include letters of credit, revolving credit facilities, or other standby financing commitments obligating the Fund to pay additional cash on demand. These commitments may have the effect of requiring the Fund to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid. The Fund will set aside appropriate liquid assets in a segregated custodial account to cover its potential obligations under standby financing commitments. Other types of direct debt instruments, such as loans through direct assignment of a financial institution's interest with respect to a loan, may involve additional risks to the Fund. For example, if a loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral.

     The Fund limits the amount of total assets that it will invest in any one issuer or in issuers within the same industry (see limitations (1) and (7)).
For purposes of these limitations, the Fund generally will treat the borrower as the "issuer" of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between the Fund and the borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the borrower, SEC interpretations require the Fund, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as "issuers" for these purposes. Treating a financial intermediary as an issuer of indebtedness may restrict the Fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

  Foreign Investments

     American Depositary Receipts and European Depositary Receipts (ADRs and
EDRs) are certificates evidencing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. Designed for use in U.S. and European securities markets, respectively, ADRs and EDRs are alternatives to the purchase of the underlying securities in their national markets and currencies and are not subject to the currency risk as in the case of foreign denominated securities.

  Foreign Currency Transactions

     The Fund may hold foreign currency deposits from time to time, and may convert dollars and foreign currencies in the foreign exchange markets. Currencies may be exchanged on a spot (i.e., cash) basis, or by entering into forward contracts to purchase or sell foreign currencies at a future date, at a price set when the contract is entered into. Forward contracts generally are traded in an interbank market conducted directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

     The Fund may use forward currency contracts to manage currency risks and to facilitate transactions in foreign securities. The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by the Fund.

     In connection with purchases and sales of securities denominated in foreign currencies, the Fund may enter into forward currency contracts to fix a definite price for the purchase or sale in advance of the trade's settlement date. This technique is sometimes referred to as a "settlement hedge" or "transaction hedge." WRIMCO expects to enter into settlement hedges in the normal course of managing the Fund's foreign investments. The Fund could also enter into forward contracts to hedge an anticipated dividend or interest payment denominated in a foreign currency or in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by WRIMCO.

     The Fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if the Fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling, for example, by entering into a forward contract to sell Deutsche marks or European Currency Units in return for U.S. dollars. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

     The Fund may also use forward currency contracts to shift the Fund's exposure to foreign currency exchange rate changes from one foreign currency to another. For example, if the Fund owns securities denominated in a foreign currency and WRIMCO believes that currency will decline relative to another currency, it might enter into a forward contract to sell the appropriate amount of the first foreign currency with payment to be made in the second foreign currency. Transactions that use two foreign currencies are sometimes referred to as "cross hedging." Use of a different foreign currency magnifies the Fund's exposure to foreign currency exchange rate fluctuations. The Fund may also purchase forward currency contracts to enhance income when WRIMCO anticipates that the foreign currency will appreciate in value, but securities denominated in that currency do not present attractive investment opportunities.

     Successful use of forward currency contracts will depend on WRIMCO's skill in analyzing and predicting currency values. Forward contracts may substantially change the Fund's investment exposure to changes in currency exchange rates, and could result in losses to the Fund if currencies do not perform as WRIMCO anticipates. There is no assurance that WRIMCO's use of forward currency contracts will be advantageous to the Fund or that it will hedge at an appropriate time.

     At the maturity of a forward contract that the Fund has sold, the Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate the obligation to deliver the foreign currency by purchasing an "offsetting" forward contract with the same currency trader obligating the Fund to purchase, on the same maturity date, the same amount of the foreign currency. However, the currency trader is not obligated to enter into such an offsetting forward contract. It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward contract. Accordingly, if the Fund determines to sell the portfolio security and make delivery of the underlying foreign currency, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that the Fund is obligated to deliver.

     If the Fund retains the portfolio security and engages in an offsetting transaction, it will incur a gain or loss to the extent that there has been movement in forward contract prices. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into the offsetting forward contract, the Fund will realize a gain to the extent the price at which it has agreed to sell the foreign currency exceeds the price at which it has agreed to purchase the foreign currency. Should forward prices increase, it will suffer a loss to the extent the price at which it has agreed to purchase the foreign currency exceeds the price at which it has agreed to sell the foreign currency. The policies described in this section are non-fundamental policies of the Fund.

  Options, Futures and Other Strategies

     Limitations on Futures and Options Transactions. The Fund must operate within certain restrictions as to positions in futures contracts, options on futures contracts and options on a foreign currency traded on an exchange regulated by CFTC under a rule (the "CFTC Rule") adopted by the CFTC under the Commodity Exchange Act (the "CEA") to be eligible for the exclusion provided by the CFTC Rule from regulation by the Fund with the CFTC as a "commodity pool operator" (as defined under the CEA), and must represent to the CFTC that it will operate within such restrictions. Under these restrictions, to the extent that the Fund enters into futures contracts, options on futures contracts and options on foreign currencies traded on a CFTC-regulated exchange, in each case that are not for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (excluding the amount by which options are "in-the-money") may not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into. (In general, a call option on a futures contract is "in-the-money" if the value of the underlying futures contract exceeds the strike, i.e., exercise, price of the call; a put option on a futures contract is "in-the-money" if the value of the underlying futures contract is exceeded by the strike price of the put.)

     In addition, the Fund will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 50% of the Fund's total assets would be hedged with futures and options under normal conditions; or (b) purchase futures contracts or write put options if, as a result, the Fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options. The Fund will not invest in puts, calls, straddles, spreads, and any combination thereof if by reason thereof the value of its aggregate investment in such classes of securities will exceed 5% of its total assets. For as long as required by applicable state securities regulation, (1) the aggregate value of securities underlying put options written by the Fund, determined as of the date the put options are written, will not exceed 50% of the Fund's net assets, (2) the Fund will only buy or sell (a) options on securities, indices or futures contracts, or (b) futures contracts, in each case that are offered through the facilities of a national securities association or that are listed on a national securities or commodities exchange, other than the permitted OTC options described under "OTC Options" below, (3) the aggregate premiums paid on all options on securities, indices or futures contracts purchased by the Fund that are held at any time will not exceed 20% of the Fund's total net assets, and (4) the aggregate margin deposits on all futures and options thereon held at any time by the Fund will not exceed 5% of the Fund's total assets.

     The above limitations on the Fund's investments in futures contracts and options, and the Fund's policies regarding futures contracts and options discussed elsewhere in this SAI, may be changed as regulatory agencies permit.

     Futures Contracts. When the Fund purchases a futures contract, it agrees to purchase a specified underlying instrument or commodity at a specified future date. When the Fund sells a futures contract, it agrees to sell the underlying instrument or commodity at a specified future date. The price at which the purchase and sale will take place is fixed when the Fund enters into the contract. Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indices of securities prices, such as the Standard & Poor's 500 Composite Stock Price Index (S&P 500). Futures contracts are also traded on commodities, such as precious metals, foreign currencies, and other financial instruments. Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.

     The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument or commodity. Therefore, purchasing futures contracts will tend to increase the Fund's exposure to positive and negative price fluctuations in the underlying instrument or commodity, much as if it had purchased the underlying instrument or commodity directly. When the Fund sells a futures contract, in contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument or commodity had been sold.

     Purchasing Put and Call Options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the underlying instrument at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the option premium).Options have various types of underlying instruments, including specific securities, indices of securities prices, currencies, and futures contracts. The Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises the option, it completes the sale of the underlying instrument at the strike price. The Fund may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

     The buyer of a typical put option can expect to realize a gain if the underlying instrument's price falls substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

     The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in a potential price increase in the underlying instrument with risk limited to the cost of the option if the instrument's price falls. At the same time, the buyer can expect to suffer a loss if the instrument's price does not rise sufficiently to offset the cost of the option.

     Writing Put and Call Options. When the Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The Fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

     If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

     Writing a call option obligates the Fund to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

     Options on Indices. Puts and calls on indices are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When the Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the Fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple ("multiplier"), which determines the total dollar value for each point of such difference. When the Fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When the Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the Fund's exercise of the put, to deliver to the Fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When the Fund writes a put on an index, it receives a premium and the purchaser has the right, prior to the expiration date, to require the Fund to deliver to it an amount of cash equal to the difference between the closing level of the index and the exercise price times the multiplier if the closing level is less than the exercise price.

     Risks of Options on Indices. The risks of investment in options on indices may be greater than options on securities. Because index options are settled in cash, when the Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. The Fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

     Even if the Fund could assemble a portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the Fund as the call writer will not learn that it has been assigned until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as common stock, because there the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds securities that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those securities against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date. By the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its portfolio. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure by holding securities positions.

     If the Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

     Options on Futures Contracts. When the Fund writes an option on a futures contract, it becomes obligated, in return for the premium paid, to assume a position in the futures contract at a specified exercise price at any time during the term of the option. If the Fund has written a call, it becomes obligated to assume a "short" position in the futures contract, which means that it is required to deliver the underlying securities. If it has written a put, it becomes obligated to assume a "long" position in the futures contract, which means that it is required to take delivery of the underlying securities. When the Fund purchases an option on a futures contract, it acquires the right, in return for the premium it paid, to assume a position in the futures contract, a "long" position if the option is a call and a "short" position if the option is a put.

     Combined Positions. The Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

     Turnover. The Fund's options and futures activities may affect its turnover rate and brokerage commission payments. The exercise of calls or puts written by the Fund, and the sale or purchase of futures contracts, may cause it to sell or purchase related investments, thus increasing its turnover rate.
Once the Fund has received an exercise notice on an option it has written, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price. The exercise of puts purchased by the Fund may also cause the sale of related investments, also increasing turnover; although such exercise is within the Fund's control, holding a protective put might cause it to sell the related investments for reasons that would not exist in the absence of the put. The Fund will pay a brokerage commission each time it buys or sells a put or call or purchases or sells a futures contract. Such commissions may be higher than those that would apply to direct purchases or sales.

     Correlation of Price Changes. Because there are limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match the Fund's current or anticipated investments exactly. The Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Fund's other investments.

     Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

     The risk of imperfect correlation between movements in the price of an index future and movements in the price of the securities that are the subject of the hedge increases as the composition of the Fund's portfolio diverges from the securities included in the applicable index. The price of the index futures may move more than or less than the price of the securities being hedged. If the price of the index future moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the futures contract. If the price of the futures contract moves more than the price of the security, the Fund will experience either a loss or a gain on the futures contract that will not be completely offset by movements in the price of the securities that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the index futures, the Fund may buy or sell index futures in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of such securities being hedged is more than the historical volatility of the prices of the securities included in the index. It is also possible that, where the Fund has sold futures contracts to hedge its portfolio against decline in the market, the market may advance and the value of the securities held in the portfolio may decline. If this occurred, the Fund would lose money on the futures contract and also experience a decline in value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the market indices on which the futures contracts are based.

     Where index futures are purchased to hedge against a possible increase in the price of securities before the Fund is able to invest in them in an orderly fashion, it is possible that the market may decline instead. If the Fund then concludes not to invest in them at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.

     Margin Requirements and Daily Limits. Unlike when the Fund purchases or sells securities, no price is paid or received by it when it purchases or sells a futures contract. Initially, the Fund will be required to deposit an amount of cash or U.S. Treasury Bills equal to a varying specified percentage of the contract amount. This amount is known as initial margin. Cash held in the margin account is not income producing. Subsequent payments, called variation margin, to and from the futures commission merchant ("FCM") will be made on a daily basis as the price of the underlying instrument fluctuates making the futures contract more or less valuable, a process known as "marking-to-market."

     If the Fund writes an option on a futures contract, it will be required to deposit initial and variation margin pursuant to the requirements similar to those applicable to futures contracts. Premiums received from the writing of an option on a futures contract are included in the initial margin deposit.

     Changes in variation margin are recorded by the Fund as unrealized gains or losses. If required by the SEC, initial margin payments will be deposited with the Fund's custodian bank in an account registered in the FCM's name; access to the assets in that account may be made by the FCM only under specified conditions. At any time prior to expiration of a futures contract or option thereon, the Fund may elect to close the position by taking an opposite position, which will operate to terminate its position in the futures contract or option. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund and the Fund realizes a loss or a gain. Although futures contracts by their terms call for the actual delivery or acquisition of the underlying obligation, in most cases the contractual obligation is fulfilled without having to make or take delivery.
The Fund does not generally intend to make or take delivery of the underlying obligation. All transactions in futures contracts and options thereon are made, offset or fulfilled through a clearing house associated with the exchange on which the contracts are traded. Although the Fund intends to buy and sell futures contracts and options thereon only on exchanges where there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular futures contract or option thereon at any particular time. In such event, it may not be possible to close a futures contract or options position.

     Liquidity of Options and Futures Contracts. There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or option thereon can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing the liquidation of unfavorable positions.

     If the Fund were unable to liquidate a futures contract or option thereon due to the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, the Fund would be required to make daily variation margin payments and might be required to maintain the position being hedged by the futures contract or option or to maintain cash or securities in a segregated account.

     OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the Fund great flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

     Generally, the OTC foreign currency options used by the Fund are European-style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

     For so long as required by applicable state securities regulation, the Fund will only trade OTC options (a) if exchange-traded options are not available,
(b) there is an active OTC market in such options, and (c) transactions are all through a broker-dealer with a minimum net worth of $20 million. This guideline may be modified by the Fund's Board of Directors without a shareholder vote.

     Options and Futures Relating to Foreign Currencies. Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.

     The uses and risks of currency options and futures are similar to options and futures relating to securities or indices, as discussed above. The Fund may purchase and sell currency futures and may purchase and write currency options to increase or decrease its exposure to different foreign currencies. The Fund may also purchase and write currency options in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of the Fund's investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect the Fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of the Fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Fund's investments exactly over time.

     Asset Coverage for Forward Contract, Futures and Options Positions. Transactions using forward contracts, futures contracts and options (other than options that the Fund has purchased) expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either
(1) an offsetting ("covered") position in securities, currencies, or other options, futures contracts or forward contracts, or (2) cash, receivables and short-term debt securities with a value sufficient at all times to cover its potential obligations not covered as provided in (1) above. The Fund will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash, U.S. Government Securities or other liquid, high-grade debt securities in a segregated account with its custodian in the prescribed amount.

     Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding forward contract, futures contract or option is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of the Fund's assets to cover or segregated accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

Portfolio Turnover

     A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities for a year and dividing it by the monthly average of the market value of such securities during the year, excluding certain short-term securities. The Fund's turnover rate may vary greatly from year to year as well as within a particular year and may be affected by cash requirements for the redemption of its shares.

     The Fund cannot precisely predict what its portfolio turnover rate will be, but it is anticipated that its annual turnover rate for the common stock portion of its portfolio will not exceed 200% and that the annual turnover rate for the other portion of its portfolio will not exceed 200%. A high turnover rate will increase transaction costs and commission costs that will be borne by the Fund and could generate taxable income or loss.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     One of the duties undertaken by WRIMCO pursuant to the Investment Management Agreement between the Fund and WRIMCO is to arrange the purchase and sale of securities for the portfolio of the Fund. Transactions in securities other than those for which an exchange is the primary market are generally done with dealers acting as principals or market makers. Brokerage commissions are paid primarily for effecting transactions in securities traded on an exchange and otherwise only if it appears likely that a better price or execution can be obtained. The individual who manages the Fund may manage other Funds or advisory accounts with similar investment objectives. It can be anticipated that the manager will frequently place concurrent orders for all or most accounts for which the manager has responsibility. Transactions effected pursuant to such combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each Fund or advisory account.

     To effect the portfolio transactions of the Fund, WRIMCO is authorized to engage broker-dealers ("brokers") which, in its best judgment based on all relevant factors, will implement the policy of the Fund to achieve "best execution" (prompt and reliable execution at the best price obtainable) for reasonable and competitive commissions. WRIMCO need not seek competitive commission bidding but is expected to minimize the commissions paid to the extent consistent with the interests and policies of the Fund. Subject to review by the Board of Directors, such policies include the selection of brokers which provide execution and/or research services and other services, including pricing or quotation services directly or through others ("brokerage services") considered by WRIMCO to be useful or desirable for its investment management of the Fund and/or the other Funds and accounts over which WRIMCO or its affiliates have investment discretion.

     Brokerage services are, in general, defined by reference to Section 28(e) of the Securities Exchange Act of 1934 as including (i) advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities and purchasers or sellers; (ii) furnishing analyses and reports; or (iii) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). "Investment discretion" is, in general, defined as having authorization to determine what securities shall be purchased or sold for an account, or making those decisions even though someone else has responsibility.

     The commissions paid to brokers that provide such brokerage services may be higher than another qualified broker would charge for effecting comparable transactions if a good faith determination is made by WRIMCO that the commission is reasonable in relation to the brokerage services provided. Subject to the foregoing considerations WRIMCO may also consider the willingness of particular brokers and dealers to sell shares of the Fund and other Funds managed by WRIMCO and its affiliates as a factor in their selection. No allocation of brokerage or principal business is made to provide any other benefits to WRIMCO or its affiliates.

     The investment research provided by a particular broker may be useful only to one or more of the other advisory accounts of WRIMCO and its affiliates and investment research received for the commissions of those other accounts may be useful both to the Fund and one or more of such other accounts. To the extent that electronic or other products provided by such brokers to assist WRIMCO in making investment management decisions are used for administration or other non-research purposes, a reasonable allocation of the cost of the product attributable to its non-research use is made by WRIMCO.

     Such investment research (which may be supplied by a third party at the instance of a broker) includes information on particular companies and industries as well as market, economic or institutional activity areas. It serves to broaden the scope and supplement the research activities of WRIMCO; serves to make available additional views for consideration and comparisons; and enables WRIMCO to obtain market information on the price of securities held in the Fund's portfolio or being considered for purchase.

     In placing transactions for the Fund's portfolio, WRIMCO may consider sales of shares of the Fund and other Funds managed by WRIMCO and its affiliates as a factor in the selection of brokers to execute portfolio transactions. WRIMCO intends to allocate brokerage on the basis of this factor only if the sale is $2 million or more and there is no sales charge. This results in the consideration only of sales which by their nature would not ordinarily be made by Waddell & Reed, Inc.'s direct sales force and is done in order to prevent the direct sales force from being disadvantaged by the fact that it cannot participate in Fund brokerage.

     The Fund, WRIMCO and Waddell & Reed, Inc. have adopted a Code of Ethics which imposes restrictions on the personal investment activities of their employees, officers and interested directors.

Buying and Selling with Other Funds

     The Fund and one or more of the other funds in the United Group, Waddell & Reed Funds, Inc., TMK/United Funds, Inc., Torchmark Government Securities Fund, Inc. and Torchmark Insured Tax-Free Fund, Inc. or accounts over which Waddell & Reed Asset Management Company exercises investment discretion frequently buy or sell the same securities at the same time. If this happens, the amount of each purchase or sale is divided. This is done on the basis of the amount of securities each Fund or account wanted to buy or sell. Sharing in large transactions could affect the price the Fund pays or receives or the amount it buys or sells. However, sometimes a better negotiated commission is available.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

Determination of Offering Price

     The net asset value of each Class of the shares of the Fund is the value of the assets of that Class, less the Class's liabilities, divided by the total number of outstanding shares of that Class.

     The offering price of a Class A share is its net asset value next determined following acceptance of a purchase order plus the sales charge described in the Prospectus. The offering price of a Class Y share is its net asset value next determined following acceptance of a purchase order.

     The number of shares you receive for your purchase depends on the next offering price after Waddell & Reed, Inc., the Fund's underwriter, receives and accepts your order at its principal business office at the address shown on the cover of this SAI. You will be sent a confirmation after your purchase which will indicate how many shares you have purchased.

     Waddell & Reed, Inc. need not accept any purchase order, and it or the Fund may determine to discontinue offering Fund shares for purchase.

     The net asset value and offering price per share are ordinarily computed once on each day that the New York Stock Exchange, Inc. (the "NYSE") is open for trading as of the later of the close of the regular session of the NYSE or the close of the regular session of any other securities or commodities exchange on which an option or future held by the Fund is traded. The NYSE annually announces the days on which it will not be open for trading. The most recent announcement indicates that it will not be open on the following days: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, it is possible that the NYSE may close on other days. The net asset value will change every business day, since the value of the Fund's assets and the number of shares outstanding changes every business day.

     The securities in the portfolio of the Fund, except as otherwise noted, listed or traded on a stock exchange, are valued on the basis of the last sale on that day or, lacking any sales, at a price which is the mean between the closing bid and asked prices. Other securities that are traded over-the-counter are priced using National Association of Securities Dealers Automated Quotations ("NASDAQ"), which provides information on bid and asked prices quoted by major dealers in such stocks. Bonds, other than convertible bonds, are valued using a pricing system provided by a major dealer in bonds. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Short-term debt securities are valued at amortized cost, which approximates market. When market quotations are not readily available, securities and other assets are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Fund's Board of Directors.

     Options and futures contracts purchased and held by the Fund are valued at the last sales price thereof on the securities or commodities exchanges on which they are traded, or, if there are no transactions, at the mean between bid and asked prices. Ordinarily, the close of the regular session for option trading on national securities exchanges is 4:10 p.m. Eastern time and the close of the regular session for commodities exchanges is 4:15 p.m. Eastern time. Futures contracts will be valued with reference to established futures exchanges. The value of a futures contract purchased by the Fund will be either the closing price of that contract or the bid price. Conversely, the value of a futures contract sold by the Fund will be either the closing price or the asked price.

     When the Fund writes a put or call, an amount equal to the premium received is included in the Fund's Statement of Assets and Liabilities as an asset, and an equivalent deferred credit is included in the liability section. The deferred credit is marked-to-market to reflect the current market value of the put or call. If a call the Fund wrote is exercised, the proceeds received on the sale of the related investment are increased by the amount of the premium the Fund received. If the Fund exercised a call it purchased, the amount paid to purchase the related investment is increased by the amount of the premium paid. If a put written by the Fund is exercised, the amount that the Fund pays to purchase the related investment is decreased by the amount of the premium it received. If the Fund exercises a put it purchased, the amount the Fund receives from the sale of the related investment is reduced by the amount of the premium it paid. If a put or call written by the Fund expires, it has a gain in the amount of the premium; if it enters into a closing purchase transaction, it will have a gain or loss depending on whether the premium was more or less than the cost of the closing transaction.

     Foreign currency exchange rates are generally determined prior to the close of the trading of the regular session of the NYSE. Occasionally, events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of the regular session of trading on the NYSE, which events will not be reflected in a computation of the Fund's net asset value on that day. If events materially affecting the value of such investments or currency exchange rates occur during such time period, the investments will be valued at their fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Board of Directors. The foreign currency exchange transactions of the Fund conducted on a spot basis are valued at the spot rate for purchasing or selling currency prevailing on the foreign exchange market. Under normal market conditions, this rate differs from the prevailing exchange rate by an amount generally less than one-tenth of one percent due to the costs of converting from one currency to another.

     Optional delivery standby commitments are valued at fair value under the general supervision and responsibility of the Fund's Board of Directors. They are accounted for in the same manner as exchange-listed puts.

Minimum Initial and Subsequent Investments

     For Class A shares, initial investments must be at least $500 with the exceptions described in this paragraph. A $100 minimum initial investment pertains to certain exchanges of shares from another fund in the United Group.
A $50 minimum initial investment pertains to purchases for certain retirement plan accounts and to accounts for which an investor has arranged, at the time of initial investment, to make subsequent purchases for the account by having regular monthly withdrawals of $25 or more made from a bank account. A minimum initial investment of $25 is applicable to purchases made through payroll deduction for or by employees of WRIMCO, Waddell & Reed, Inc., their affiliates, or certain retirement plan accounts. Except with respect to certain exchanges and automatic withdrawals from a bank account, a shareholder may make subsequent investments of any amount. See "Exchanges for Shares of Other Funds in the United Group."

     For Class Y shares, investments by government entities or authorities or by corporations must total at least $10 million within the first twelve months after initial investment. There is no initial investment minimum for other Class Y investors.

Reduced Sales Charges (Applicable to Class A Shares Only)

  Account Grouping

     For the purpose of taking advantage of the lower sales charges available for large purchases of Class A shares, a purchase in any of categories 1 through 7 listed below made by an individual or deemed to be made by an individual may be grouped with purchases in any other of these categories.

1. Purchases by an individual for his or her own account (includes purchases under the United Funds Revocable Trust Form);

2. Purchases by that individual's spouse purchasing for his or her own account (includes purchases under the United Funds Revocable Trust Form of spouse);

3.   Purchases by that individual or his or her spouse in their joint account;

4. Purchases by that individual or his or her spouse for the account of their child under age 21;

5. Purchases by any custodian for the child of that individual or spouse in a Uniform Gift to Minors Act ("UGMA") or Uniform Transfers to Minors Act account;

6. Purchases by that individual or his or her spouse for his or her Individual Retirement Account ("IRA"), Section 457 of the Code salary reduction plan account provided that such purchases are subject to a sales charge (see "Net Asset Value Purchases"), tax sheltered annuity account ("TSA") or Keogh plan account, provided that the individual and spouse are the only participants in the Keogh plan; and

7. Purchases by a trustee under a trust where that individual or his or her spouse is the settlor (the person who establishes the trust).

     All purchases of Class A shares made for a participant in a multi-participant Keogh plan may be grouped only with other purchases made under the same plan; a multi-participant Keogh plan is defined as a plan in which there is more than one participant where one or more of the participants is other than the spouse of the owner/employer.

     All purchases of Class A shares made under a "qualified" employee benefit plan of an incorporated business will be grouped. A "qualified" employee benefit plan is established pursuant to Section 401 of the Code. All qualified employee benefit plans of any one employer or affiliated employers will also be grouped. An affiliate is defined as an employer that directly, or indirectly, controls or is controlled by or is under control with another employer.

     All purchases of Class A shares made under a simplified employee pension plan ("SEP"), payroll deduction plan or similar arrangement adopted by an employer or affiliated employers (as defined above) may be grouped provided that the employer elects to have all such purchases grouped at the time the plan is set up. If the employer does not make such an election, the purchases made by individual employees under the plan may be grouped with the other accounts of the individual employees described above.

     Account grouping as described above is available under the following circumstances.

     One-time Purchases. A one-time purchase of Class A shares in accounts eligible for grouping may be combined for purposes of determining the availability of a reduced sales charge. In order for an eligible purchase to be grouped, the investor must advise Waddell & Reed, Inc. at the time the purchase is made that it is eligible for grouping and identify the accounts with which it may be grouped.

     Rights of Accumulation. If Class A shares are held in any account and an additional purchase is made in that account or in any account eligible for grouping with that account, the additional purchase is combined with the net asset value of the existing account as of the date the new purchase is accepted by Waddell & Reed, Inc. for the purpose of determining the availability of a reduced sales charge.

     In order to be entitled to rights of accumulation, the purchaser must inform Waddell & Reed, Inc. that the purchaser is entitled to a reduced charge and provide Waddell & Reed, Inc. with the name and number of the existing account with which the purchase may be combined.

     If a purchaser holds shares which have been purchased under a contractual plan the shares held under the plan may be combined with the additional purchase only if the contractual plan has been completed.

  Statement of Intention

     The benefit of a reduced sales charge for larger purchases of Class A shares is also available under a Statement of Intention. By signing a Statement of Intention form, which is available from Waddell & Reed, Inc., the purchaser indicates an intention to invest, over a 13-month period, a dollar amount which is sufficient to qualify for a reduced sales charge. The 13-month period begins on the date the first purchase made under the Statement is accepted by Waddell & Reed, Inc. Each purchase made from time to time under the Statement is treated as if the purchaser were buying at one time the total amount which he or she intends to invest. The sales charge applicable to all purchases of Class A shares made under the terms of the Statement will be the sales charge in effect on the beginning date of the 13-month period.

     In determining the amount which the purchaser must invest in order to qualify for a reduced sales charge under a Statement of Intention, the investor's rights of accumulation (see above) will be taken into account; that is, Class A shares already held in the same account in which the purchase is being made or in any account eligible for grouping with that account, as described above, will be included.

     A copy of the Statement of Intention signed by a purchaser will be returned to the purchaser after it is accepted by Waddell & Reed, Inc. and will set forth the dollar amount of Class A shares which must be purchased within the 13-month period in order to qualify for the reduced sales charge.

     If a purchaser holds shares which have been purchased under a contractual plan, the shares held under the plan will be taken into account in determining the amount which must be invested under the Statement only if the contractual plan has been completed.

     The minimum initial investment under a Statement of Intention is 5% of the dollar amount which must be invested under the Statement. An amount equal to 5% of the purchase required under the Statement will be held "in escrow." If a purchaser does not, during the period covered by the Statement, invest the amount required to qualify for the reduced sales charge under the terms of the Statement, he or she will be responsible for payment of the sales charge applicable to the amount actually invested. The additional sales charge owed on purchases of Class A shares made under a Statement which is not completed will be collected by redeeming part of the shares purchased under the Statement and held "in escrow" unless the purchaser makes payment of this amount to Waddell & Reed, Inc. within 20 days of Waddell & Reed, Inc.'s request for payment.

     If the actual amount invested is higher than the amount an investor intends to invest, and is large enough to qualify for a sales charge lower than that available under the Statement of Intention, the lower sales charge will apply.

     A Statement of Intention does not bind the purchaser to buy, or Waddell & Reed, Inc. to sell, the shares covered by the Statement.

     With respect to Statements of Intention for $2,000,000 or purchases otherwise qualifying for no sales charge under the terms of the Statement of Intention, the initial investment must be at least $200,000, and the value of any shares redeemed during the 13-month period which were acquired under the Statement will be deducted in computing the aggregate purchases under the Statement.

     Statements of Intention are not available for purchases made under a SEP where the employer has elected to have all purchases under the SEP grouped.

  Other Funds in the United Group

     Reduced sales charges for larger purchases of Class A shares apply to purchases of any of the funds in the United Group which are subject to a sales charge. A purchase of, or shares held, in any of the funds in the United Group which are subject to the same sales charge as the Fund will be treated as an investment in the Fund for the purpose of determining the applicable sales charge. The following funds in the United Group have shares that are subject to a maximum 5.75% ("full") sales charge as described in the prospectus of each fund: United Funds, Inc., United International Growth Fund, Inc., United Continental Income Fund, Inc., United Vanguard Fund, Inc., United Retirement Shares, Inc., United High Income Fund, Inc., United New Concepts Fund, Inc., United Gold & Government Fund, Inc., United High Income Fund II, Inc., and United Asset Strategy Fund, Inc. The following funds in the United Group have shares that are subject to a "reduced" sales charge as described in the prospectus of each fund: United Municipal Bond Fund, Inc., United Government Securities Fund, Inc. and United Municipal High Income Fund, Inc. For the purposes of obtaining the lower sales charge which applies to large purchases, purchases in a fund in the United Group of shares that are subject to a full sales charge may not be grouped with purchases of shares in a fund in the United Group that are subject to a reduced sales charge; conversely, purchases of shares in a fund with a reduced sales charge may not be grouped or combined with purchases of shares of a fund that are subject to a full sales charge.

     United Cash Management, Inc. is not subject to a sales charge. Purchases in that fund are not eligible for grouping with purchases in any other fund.

Net Asset Value Purchases of Class A Shares

     As stated in the Prospectus, Class A shares of the Fund may be purchased at net asset value by the Directors and officers of the Fund, employees of Waddell & Reed, Inc., employees of their affiliates, account representatives of Waddell & Reed, Inc. and the spouse, children, parents, children's spouses and spouse's parents of each such Director, officer, employee and account representative. "Child" includes stepchild; "parent" includes stepparent. Purchases of Class A shares in an IRA sponsored by Waddell & Reed, Inc. established for any of these eligible purchasers may also be at net asset value. Purchases of Class A shares in any tax qualified retirement plan under which the eligible purchaser is the sole participant may also be made at net asset value. Trusts under which the grantor and the trustee or a co-trustee are each an eligible purchaser are also eligible for net asset value purchases of Class A shares. "Employees" includes retired employees. A retired employee is an individual separated from service from Waddell & Reed, Inc. or affiliated companies with a vested interest in any Employee Benefit Plan sponsored by Waddell & Reed, Inc. or its affiliated companies. "Account representatives" includes retired account representatives. A "retired account representative" is any account representative who was, at the time of separation from service from Waddell & Reed, Inc., a Senior Account Representative. A custodian under the Uniform Gifts (or Transfers) to Minors Act purchasing for the child or grandchild of any employee or account representative may purchase Class A shares at net asset value whether or not the custodian himself is an eligible purchaser.

     Purchases of Class A shares in a 401(k) plan having 100 or more eligible employees and purchases of Class A shares in a 457 plan having 100 or more eligible employees may be made at net asset value.

Reinvestment Privilege

     The Fund offers a one-time reinvestment privilege that allows you to reinvest without charge all or part of any amount you redeem from the Fund by sending to the Fund the amount you wish to reinvest. The amount you return will be reinvested at the net asset value next determined after the Fund receives the returned amount. Your written request to reinvest and the amount to be reinvested must be received within 30 days after your redemption request was received, and the Fund must be offering shares of the Fund at the time your reinvestment request is received. You can do this only once as to shares of the Fund; however, you do not use up this privilege by redeeming shares to invest the proceeds at net asset value in a Keogh plan or an IRA.

Reasons for Differences in Public Offering Price of Class A shares

     As described herein and in the Prospectus, there are a number of instances in which the Fund's Class A shares are sold or issued on a basis other than the maximum public offering price, that is, the net asset value plus the highest sales charge. Some of these relate to lower or eliminated sales charges for larger purchases of Class A shares, whether made at one time or over a period of time as under a Statement of Intention or right of accumulation. See the table of sales charges in the Prospectus. The reasons for these quantity discounts are, in general, that (i) they are traditional and have long been permitted in the industry and are therefore necessary to meet competition as to sales of shares of other funds having such discounts; (ii) certain quantity discounts are required by rules of the National Association of Securities Dealers, Inc. (as are elimination of sales charges on the reinvestment of dividends and distributions); and (iii) they are designed to avoid an unduly large dollar amount of sales charge on substantial purchases in view of reduced selling expenses. Quantity discounts are made available to certain related persons for reasons of family unity and to provide a benefit to tax-exempt plans and organizations.

     The reasons for the other instances in which there are reduced or eliminated sales charges for Class A shares are as follows. Exchanges at net asset value are permitted because a sales charge has already been paid on the shares exchanged. Sales of Class A shares without sales charge are permitted to Directors, officers and certain others due to reduced or eliminated selling expenses and since such sales may aid in the development of a sound employee organization, encourage incentive, responsibility and interest in the United Group and an identification with its aims and policies. Limited reinvestments of redemptions of Class A shares at no sales charge are permitted to attempt to protect against mistaken or not fully informed redemption decisions. Class A shares may be issued at no sales charge in plans of reorganization due to reduced or eliminated sales expenses and since, in some cases, such issuance is exempted by the 1940 Act from the otherwise applicable restrictions as to what sales charge must be imposed. In no case in which there is a reduced or eliminated sales charge are the interests of existing Class A shareholders adversely affected since, in each case, the Fund receives the net asset value per share of all shares sold or issued.

Retirement Plans

     As described in the Class A Prospectus, your account may be set up as a funding vehicle for a retirement plan. For individual taxpayers meeting certain requirements, Waddell & Reed, Inc. offers prototype documents for the following retirement plans. All of these plans involve investment in shares of the Fund (or shares of certain other funds in the United Group).

     Individual Retirement Accounts (IRAs). Investors having earned income may set up a plan that is commonly called an IRA. Under an IRA, an investor can contribute each year up to 100% of his or her earned income, up to an annual maximum of $2,000. The annual maximum is $2,250 if an investor's spouse has earned income of $250 or less in a taxable year. If an investor's spouse has at least $2,000 of earned income in a taxable year, the annual maximum is $4,000 ($2,000 for each spouse). The contributions are deductible unless the investor (or, if married, either spouse) is an active participant in a qualified retirement plan or if, notwithstanding that the investor or one or both spouses so participate, their adjusted gross income does not exceed certain levels.

     An investor may also use an IRA to receive a rollover contribution which is either (a) a direct rollover from an employer's plan or (b) a rollover of an eligible distribution paid to the investor from an employer's plan or another IRA. To the extent a rollover contribution is made to an IRA, the distribution will not be subject to Federal income tax until distributed from the IRA. A direct rollover generally applies to any distribution from an employer's plan (including a custodial account under Section 403(b)(7) of the Code, but not an IRA) other than certain periodic payments, required minimum distributions and other specified distributions. In a direct rollover, the eligible rollover distribution is paid directly to the IRA, not to the investor. If, instead, an investor receives payment of an eligible rollover distribution, all or a portion of that distribution generally may be rolled over to an IRA within 60 days after receipt of the distribution. Because mandatory Federal income tax withholding applies to any eligible rollover distribution which is not paid in a direct rollover, investors should consult their tax advisers or pension consultants as to the applicable tax rules. If you already have an IRA, you may have the assets in that IRA transferred directly to an IRA offered by Waddell & Reed, Inc.

     Simplified Employee Pension (SEP) plans and Salary Reduction SEP (SARSEP) plans. Employers can make contributions to SEP-IRAs established for employees. An employer may contribute up to 15% of compensation, not to exceed $22,500, per year for each employee.

     Keogh Plans. Keogh plans, which are available to self-employed individuals, are defined contribution plans that may be either a money purchase plan or a profit sharing plan. As a general rule, an investor under a defined contribution Keogh plan can contribute each year up to 25% of his or her annual earned income, with an annual maximum of $30,000.

     457 Plans. If an investor is an employee of a state or local government or of certain types of charitable organizations, he or she may be able to enter into a deferred compensation arrangement in accordance with Section 457 of the Code.

     TSAs - Custodial Accounts and Title I Plans. If an investor is an employee of a public school system or of certain types of charitable organizations, he or she may be able to enter into a deferred compensation arrangement through a custodian account under Section 403(b) of the Code. Some organizations have adopted Title I plans, which are funded by employer contributions in addition to employee deferrals.

     401(k) Plans. With a 401(k) plan, employees can make tax-deferred contributions into a plan to which the employer may also contribute, usually on a matching basis. An employee may defer each year up to 25% of compensation, subject to certain annual maximums, which may be increased each year based on cost-of-living adjustments.

     More detailed information about these arrangements and applicable forms are available from Waddell & Reed, Inc. These plans may involve complex tax questions as to premature distributions and other matters. Investors should consult their tax adviser or pension consultant.

Exchanges for Shares of Other Funds in the United Group

  Class A Share Exchanges

     Once a sales charge has been paid on shares of a fund in the United Group, you may exchange these shares and any shares acquired through payment of dividends or distributions from these shares for corresponding shares of another fund in the United Group. The shares you exchange must be worth at least $100 or you must already own shares of the fund in the United Group into which you want to exchange.

     You may exchange corresponding shares you own in another fund in the United Group for Class A shares of the Fund without charge if (i) the shares of the fund you are exchanging from are subject to a full sales charge and a sales charge was paid on these shares, or (ii) the shares were received in exchange for shares of a fund that are subject to a full sales charge and for which a sales charge was paid, or (iii) the shares were acquired from payment of dividends and distributions paid or shares subject to a full sales charge and for which a sales charge was paid. The shares you are exchanging may have been involved one or more such exchanges so long as a sales charge was paid on the shares originally purchased. Also, shares acquired without a sales charge because the purchase was $2 million or more will be treated the same as shares on which a sales charge was paid.

     Corresponding shares of funds subject to a reduced sales charge (United Municipal Bond Fund, Inc., United Government Securities Fund, Inc. and United Municipal High Income Fund, Inc.) may be exchanged for Class A shares of the Fund only if (i) you have received those shares as a result of one or more exchanges of shares on which a sales charge was originally paid, or (ii) the shares have been held from the date of the original purchase for at least six months.

     Subject to the above rules regarding sales charges, you may have a specific dollar amount of corresponding shares of United Cash Management, Inc. automatically exchanged each month into Class A shares of the Fund or any other fund in the United Group. The shares of United Cash Management, Inc. which you designate for automatic exchange must be worth at least $100 or you must own Class A shares of the fund in the United Group into which you want to exchange. The minimum value of shares which you may designate for automatic exchange is $100, which may be allocated among the Class A or corresponding shares of different funds in the United Group so long as each fund receives a value of at least $25. Minimum initial investment and minimum balance requirements apply to such automatic exchange service. You may redeem your Class A shares of a Fund and use the proceeds to purchase Class Y shares of that Fund if you meet the criteria for purchasing Class Y shares.

  Class Y Share Exchanges

     Class Y shares of a Fund may be exchanged for Class Y shares of any other fund in the United Group.

  General Exchange Information

     When you exchange shares, the total shares you receive will have the same aggregate net asset value as the total shares you exchange. The relative values are those next figured after your exchange request is received in good order.

     These exchange rights and other exchange rights concerning the other funds in the United Group can in most instances be eliminated or modified at any time, upon notice in certain circumstances, and any such exchange may not be accepted.

Redemptions

     Redemption payments are made within seven days, unless delayed because of emergency conditions determined by the SEC, when the NYSE is closed (other than on weekends and holidays) or when trading on the NYSE is restricted. Payment is made in cash, although under extraordinary conditions, redemptions may be made in portfolio securities. Redemptions may be made in portfolio securities if the Fund's Board of Directors decides that conditions exist making cash payments undesirable. The securities would be valued at the value used in determining net asset value. There would be brokerage costs to the redeeming shareholder in selling such securities. The Fund, however, has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which it is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder.

Flexible Withdrawal Service

     If you qualify, you may arrange to receive through the Flexible Withdrawal Service (the "Service") regular monthly, quarterly, semiannual or annual payments by redeeming on a regular basis Class A shares that you own of the Fund or Class A or corresponding shares of any of the funds in the United Group. It would be a disadvantage to an investor to make additional purchases of shares while a withdrawal program is in effect because it would result in duplication of sales charges. Applicable forms are available from Waddell & Reed, Inc.

     To qualify for the Service, you must have invested at least $10,000 in Class A or corresponding shares which you still own of any of the Funds in the United Group; or, you must own Class A or corresponding shares having a value of at least $10,000. The value for this purpose is the value at the offering price.

     You can choose to have your shares redeemed to receive:

     (1) a monthly, quarterly, semiannual or annual payment of $50 or more;

     (2) a monthly payment, which will change each month, equal to one-twelfth of a percentage of the value of the shares in the Account (you select the percentage); or

     (3) a monthly or quarterly payment, which will change each month or quarter, by redeeming a fixed number of shares (at least five shares).

     Shares are redeemed on the 20th day of the month in which the payment is to be made, or on the prior business day if the 20th is not a business day. Payments are made within five days of the redemption.

     Retirement Plan Accounts may be subject to a fee imposed by the Plan Custodian for use of their service.

     The dividends and distributions on shares you have made available for the Service are paid in additional shares. All payments under the Service are made by redeeming shares, which may involve a gain or loss for tax purposes. To the extent that payments exceed dividends and distributions, the number of Class A shares you own will decrease. When all of the shares in your account are redeemed, you will not receive any further payments. Thus, the payments are not an annuity or an income or return on your investment.

     You may at any time change the manner in which you have chosen to have shares redeemed to any of the other choices originally available to you. You can at any time redeem part or all of the shares in your account; if you redeem all of the shares, the Service is terminated. The Fund can also terminate the Service by notifying you in writing.

     After the end of each calendar year, information on shares redeemed will be sent to you to assist you in completing your Federal income tax return.

Mandatory Redemption of Certain Small Accounts

     The Fund has the right to compel the redemption of shares held under any account or any plan if the aggregate net asset value of such shares (taken at cost or value as the Board of Directors may determine) is less than $500. The Board of Directors has no intent to compel redemptions in the foreseeable future. If it should elect to compel redemptions, shareholders who are affected will receive prior written notice and will be permitted 60 days to bring their accounts up to the minimum before the redemption is processed.

                            PERFORMANCE INFORMATION

     Waddell & Reed, Inc., the Fund's underwriter, or the Fund may from time to time publish the Fund's total return and/or performance information in advertisements and sales materials.

Total Return

     The Fund's average annual total return quotation is computed according to a standardized method prescribed by SEC rules. The average annual total return for the Fund for a specific period is found by taking a hypothetical $1,000 investment in Fund shares on the first day of the period and computing the "redeemable value" of that investment at the end of the period. Standardized total return information is calculated by assuming an initial $1,000 investment and, for Class A shares, from which the maximum sales load of 5.75% is deducted. All dividends and distributions are assumed to be reinvested in shares of the applicable Class at net asset value for the Class as of the day the dividend or distribution is paid. No sales load is charged on reinvested dividends or distributions on Class A shares. The formula used to calculate the total return for a particular class of the Fund is:

              n
      P(1 + T)  =   ERV

     Where :  P =   $1,000 initial payment
              T =   Average annual total return
              n =   Number of years
            ERV =   Ending redeemable value of the $1,000 investment for the
                    periods shown.

     Non-standardized performance information may also be presented. For example, a Fund may also compute total return for its Class A shares without deduction of the sales load in which case the same formula noted above will be used but the entire amount of the $1,000 initial payment will be assumed to have been invested. If the sales charge applicable to Class A shares were reflected, it would reduce the performance quoted for that Class.

     Calculation of cumulative total return is not subject to a prescribed formula. The cumulative total return for a Class for a specific period is calculated by first taking a hypothetical initial investment in Fund shares on the first day of the period and computing the "redeemable value" of that investment at the end of the period. The cumulative total return percentage is then determined by subtracting the initial investment from the redeemable value and dividing the remainder by the initial investment and expressing the result as a percentage. The calculation assumes that all income and capital gains distributions of the Class have been reinvested at net asset value on the reinvestment dates during the period. Cumulative total return may also be shown as the increased dollar value of the hypothetical investment in the Class over the period.

Performance Rankings

     Waddell & Reed, Inc. or the Fund also may from time to time publish in advertisements or sales material performance rankings as published by recognized independent mutual fund statistical services such as Lipper Analytical Services, Inc., or by publications of general interest such as Forbes, Money, The Wall Street Journal, Business Week, Barron's, Fortune or Morningstar Mutual Fund Values. Each Class of the Fund may also compare its performance to that of other selected mutual funds or selected recognized market indicators such as the Standard & Poor's 500 Stock Index and the Dow Jones Industrial Average. Performance information may be quoted numerically or presented in a table, graph or other illustration.

     All performance information that the Fund advertises or includes in sales material is historical in nature and is not intended to represent or guarantee future results. The value of the Fund's shares when redeemed may be more or less than their original cost.

                            PAYMENTS TO SHAREHOLDERS

General

     There are three sources for the payments the Fund makes to you as a shareholder of a Class of shares of the Fund, other than payments when you redeem your shares. The first source is the Fund's net investment income, which is derived from the dividends, interest and earned discount on the securities it holds, less expenses (which will vary by Class). The second source is realized capital gains, which are derived from the proceeds received from the sale of securities at a price higher than the Fund's tax basis (usually cost) in such securities; these gains can be either long-term or short-term, depending on how long the Fund has owned the securities before it sells them. The third source is net realized gains from foreign currency transactions. The payments made to shareholders from net investment income, net short-term capital gains, and net realized gains from certain foreign currency transactions are called dividends. Payments, if any, from long-term capital gains are called distributions.

     The Fund pays distributions only if it has net realized capital gain (the excess of net long-term capital gains over net short-term capital losses). It may or may not have such gains, depending on whether securities are sold and at what price. If the Fund has net realized capital gains, it will pay distributions once each year, in the latter part of the fourth calendar quarter. Even if it has net capital gains for a year, the Fund does not pay out the gains if it has applicable prior year losses to offset the gains.

Choices You Have on Your Dividends and Distributions

     On your application form, you can give instructions that (i) you want cash for your dividends and distributions, (ii) you want your dividends and distributions paid in shares of the Fund of the same class as that with respect to which they were paid or (iii) you want cash for your dividends and want your distributions paid in shares of the Fund of the same class as that with respect to which they were paid. You can change your instructions at any time. If you give no instructions, your dividends and distributions will be paid in shares of the Fund of the same class as that with respect to which they were paid. All payments in Fund shares are at net asset value without any sales charge. The net asset value used for this purpose is that computed as of the record date for the dividend or distribution, although this could be changed by the Board of Directors.

     Even if you get dividends and distributions on Class A shares in cash, you can thereafter reinvest them (or distributions only) in Class A shares of the Fund at net asset value next determined after receipt by Waddell & Reed, Inc. of the amount clearly identified as a reinvestment. The reinvestment must be within 45 days after the payment.

                                     TAXES

General

     In order to continue to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986 (the "Code"), the Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gains and net gains from certain foreign currency transactions) and must meet several additional requirements. These requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) the Fund must derive less than 30% of its gross income each taxable year from the sale or other disposition of securities, or any of the following, that were held for less than three months -
- (i) options, futures contracts, or forward contracts or (ii) foreign currencies (or options, futures contracts or forward contracts thereon) that are not directly related to the Fund's principal business of investing in securities (or options and futures contracts with respect to securities) ("Short-Short Limitation"); (3) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government Securities, securities of other RICs and other securities that are limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the outstanding voting securities of the issuer; and (4) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government Securities or the securities of other RICs) of any one issuer.

     Dividends and distributions declared by the Fund in October, November or December of any year and payable to shareholders of record on a date in one of those months are deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if they are paid by the Fund during the following January. Accordingly, those dividends and distributions will be taxed to shareholders for the year in which that December 31 falls.

     If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any distributions received on those shares. Investors also should be aware that if shares are purchased shortly before the record date for a dividend or distribution, the purchaser will receive some portion of the purchase price back as a taxable dividend or distribution.

     The Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gains net income for the one-year period ending on October 31 of that year, plus certain other amounts. It is the Fund's policy to make sufficient distributions each year to avoid imposition of the Excise Tax. The Code permits the Fund to defer into the next calendar year net capital losses incurred between each November 1 and the end of the current calendar year.

Income from Foreign Securities

     Dividends and interest received by the Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

Foreign Currency Gains and Losses

     Gains or losses (1) from the disposition of foreign currencies, (2) from the disposition of debt securities denominated in foreign currency that are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition, and (3) that are attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest, dividends or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects the receivables or pays the liabilities, generally are treated as ordinary income or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of the Fund's investment company taxable income to be distributed to its shareholders.

Income from Options, Futures Contracts and Currencies

     The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the character and timing of recognition of the gains and losses the Fund realizes in connection therewith. Income from foreign currencies (except certain gains therefrom that may be excluded by future regulations), and income from transactions in options, futures contracts and forward contracts derived by the Fund with respect to its business of investing in securities will qualify as permissible income under the Income Requirement. However, income from the disposition of options and futures will be subject to the Short-Short Limitation if they are held for less than three months. Income from the disposition of foreign currencies and forward contracts thereon that are not directly related to the Fund's principal business of investing in securities (or options and futures with respect to securities) also will be subject to the Short-Short Limitation if they are held for less than three months.

     If the Fund satisfies certain requirements, any increase in value of a position that is part of a "designated hedge" will be offset by any decrease in value (whether realized or not) of the offsetting hedging position during the period of the hedge for purposes of determining whether the Fund satisfies the Short-Short Limitation. Thus, only the net gains (if any) from the designated hedge will be included in gross income for purposes of that limitation. The Fund intends that, when it engages in hedging transactions, they will qualify for this treatment, but at the present time it is not clear whether this treatment will be available for all of the Fund's hedging transactions. To the extent this treatment is not available, the Fund may be forced to defer the closing out of options, futures and certain forward contracts beyond the time when it otherwise would be advantageous to do so, in order for the Fund to continue to qualify as a RIC.

     Any income the Fund earns from writing options is taxed as short-term capital gains. If the Fund enters into a closing purchase transaction, it will have a short-term capital gain or loss based on the difference between the premium it receives for the option it wrote and the premium it pays for the option it buys. If an option written by the Fund expires without being exercised, the premium it receives also will be a short-term gain. If such an option is exercised and thus the Fund sells the securities subject to the option, the premium the Fund receives will be added to the exercise price to determine the gains or losses on the sale. The Fund will not write so many options that it could fail to continue to qualify as a RIC.

     Certain options and futures in which the Fund may invest will be "section 1256 contracts." Section 1256 contracts held by the Fund at the end of each taxable year, other than section 1256 contracts that are part of a "mixed straddle" with respect to which the Fund has made an election not to have the following rules apply, are "marked-to-market" (that is, treated as sold for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses are treated as though they were realized. Sixty percent of any net gains or losses recognized on these deemed sales, and 60% of any net realized gains or losses from any actual sales of section 1256 contracts, are treated as long-term capital gains or losses, and the balance is treated as short-term capital gains or losses. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax and for other purposes.

     Code section 1092 (dealing with straddles) may also affect the taxation of options and futures contracts in which the Fund may invest. Section 1092 defines a "straddle" as offsetting positions with respect to personal property; for these purposes, options and futures contracts are personal property.
Section 1092 generally provides that any loss from the disposition of a position in a straddle may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. Section 1092 also provides certain "wash sale" rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. If the Fund makes certain elections, the amount, character and timing of the recognition of gains and losses from the affected straddle positions will be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences of straddle transactions to the Fund are not entirely clear.

Zero Coupon and Payment-in-Kind Securities

     The Fund may acquire zero coupon or other securities issued with original issue discount. As the holder of those securities, the Fund must include in its income the original issue discount that accrues on the securities during the taxable year, even if the Fund receives no corresponding payment on the securities during the year. Similarly, the Fund must include in its gross income securities it receives as "interest" on payment-in-kind securities. Because the Fund annually must distribute substantially all of its investment company taxable income, including any original issue discount and other non-cash income, in order to satisfy the distribution requirement described above and to avoid imposition of the Excise Tax, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from the Fund's cash assets or from the proceeds of sales of portfolio securities, if necessary. The Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gains. In addition, any such gains may be realized on the disposition of securities held for less than three months. Because of the Short-Short Limitation, any such gains would reduce the Fund's ability to sell other securities, or options or futures, held for less than three months that it might wish to sell in the ordinary course of its portfolio management.

                    INVESTMENT MANAGEMENT AND OTHER SERVICES

The Management Agreement

     The Fund has an Investment Management Agreement (the "Management Agreement") with WRIMCO. Under the Management Agreement, WRIMCO is employed to supervise the investments of the Fund and provide investment advice to the Fund. The address of WRIMCO is 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217.

     WRIMCO is a wholly-owned subsidiary of Waddell & Reed, Inc. Waddell & Reed, Inc. is a wholly-owned subsidiary of Waddell & Reed Financial Services, Inc., a holding company. Waddell & Reed Financial Services, Inc. is a wholly-owned subsidiary of United Investors Management Company. United Investors Management Company is a wholly-owned subsidiary of Torchmark Corporation. Torchmark Corporation is a publicly held company. The address of Torchmark Corporation and United Investors Management Company is 2001 Third Avenue South, Birmingham, Alabama 35233.

     Waddell & Reed, Inc. and its predecessors served as investment manager to each of the registered investment companies in the United Group of Mutual Funds since 1940 or the company's inception date, whichever was later, and to TMK/United Funds, Inc. since that Fund's inception, until January 8, 1992, when it assigned the Management Agreement for these Funds and all related investment management duties (and the related professional staff) to WRIMCO, subject to the authority of the fund's Board of Directors. WRIMCO has also served as investment manager for Waddell & Reed Funds, Inc. since its inception in September 1992 and Torchmark Government Securities Fund, Inc. and Torchmark Insured Tax-Free Fund, Inc. since they each commenced operations in February 1993. Waddell & Reed, Inc. serves as principal underwriter for the Fund and the investment companies in the United Group of Mutual Funds and Waddell & Reed Funds, Inc. and serves as distributor for TMK/United Funds, Inc.

     The Management Agreement permits WRIMCO or an affiliate of WRIMCO to enter into a separate agreement for transfer agency services ("Shareholder Servicing Agreement") and a separate agreement for accounting services ("Accounting Services Agreement") with the Fund. The Management Agreement contains detailed provisions as to the matters to be considered by the Fund's Board of Directors prior to approving any Shareholder Servicing Agreement or Accounting Services Agreement.

Shareholder Services

     Under the Shareholder Servicing Agreement entered into between the Fund and Waddell & Reed Services Company (the "Agent"), a subsidiary of Waddell & Reed, Inc., the Agent performs shareholder servicing functions, including the maintenance of shareholder accounts, the issuance, transfer and redemption of shares, distribution of dividends and payment of redemptions, the furnishing of related information to the Fund and handling of shareholder inquiries. A new Shareholder Servicing Agreement, or amendments to the existing one, may be approved by the Fund's Board of Directors without shareholder approval.

Accounting Services

     Under the Accounting Services Agreement entered into between the Fund and the Agent, the Agent provides the Fund with bookkeeping and accounting services and assistance, including maintenance of the Fund's records, pricing of the Fund's shares, and preparation of prospectuses for existing shareholders, proxy statements and certain reports. A new Accounting Services Agreement, or amendments to an existing one, may be approved by the Fund's Board of Directors without shareholder approval.

Payments by the Fund for Management, Accounting and Shareholder Services

     Under the Management Agreement, as compensation for WRIMCO's management services, the Fund pays WRIMCO a fee as described in the Prospectus. The Fund accrues and pays this fee daily. For purposes of calculating the daily fee the Fund does not include money owed to it by Waddell & Reed, Inc. for shares which it has sold but not yet paid to the Fund.

     Under the Shareholder Servicing Agreement, with respect to Class A shares the Fund pays the Agent a monthly fee of $1.0208 for each shareholder account that was in existence at any time during the prior month, plus $0.30 for each account on which a dividend or distribution, of cash or shares, had a record date in that month. For Class Y shares, the Fund pays the Agent a monthly fee equal to one-twelfth of .15 of 1% of the average daily net assets of that Class for the preceding month. The Fund also pays certain out-of-pocket expenses of the Agent, including long distance telephone communication costs; microfilm and storage costs for certain documents; forms, printing and mailing costs; and legal and special services not provided by Waddell & Reed, Inc., WRIMCO or the Agent.

     Under the Accounting Services Agreement, the Fund pays the Agent a monthly fee of one-twelfth of the annual fee shown in the following table.

                               Accounting Services Fee

           Average
        Net Asset Level                         Annual Fee
     (all dollars in millions)              Rate for Each Level
     -------------------------              --------------------
     From $     0 to $    10                     $      0
     From $    10 to $    25                     $ 10,000
     From $    25 to $    50                     $ 20,000
     From $    50 to $   100                     $ 30,000
     From $   100 to $   200                     $ 40,000
     From $   200 to $   350                     $ 50,000
     From $   350 to $   550                     $ 60,000
     From $   550 to $   750                     $ 70,000
     From $   750 to $ 1,000                     $ 85,000
          $1,000 and Over                        $100,000

     The State of California imposes limits on the amount of certain expenses the Fund can pay by requiring WRIMCO to reduce its fee to the extent any included expenses exceed 2.5% of the Fund's first $30 million of average net assets, 2% of the next $70 million of average net assets and 1.5% of any remaining average net assets during a fiscal year. The limit does not include interest, taxes, brokerage commissions and extraordinary expenses, such as litigation, that usually do not arise in the normal operations of a mutual fund. The Fund's other expenses, including its management fee, are included. The Fund will notify shareholders of any change in the limitation.

     Since the Fund pays a management fee for investment supervision and an accounting services fee for the accounting services as discussed above, WRIMCO and the Agent, respectively, pay all of their own expenses in providing these services. Amounts paid by the Fund under the Shareholder Servicing Agreement are described above. Waddell & Reed, Inc. and its affiliates pay the Fund's Directors and officers who are affiliated with WRIMCO and its affiliates. The Fund pays the fees and expenses of the Fund's other Directors.

     Waddell & Reed, Inc., under an Underwriting Agreement separate from the Management Agreement, Shareholder Servicing Agreement and Accounting Services Agreement, acts as the Fund's underwriter. Waddell & Reed, Inc. offers and sells the Fund's shares on a continuous basis. It is not required to sell any particular number of shares and thus sells shares only for purchase orders received. Under this Underwriting Agreement, Waddell & Reed, Inc. pays the costs of sales literature, including the costs of shareholder reports used as sales literature, and the costs of printing the prospectuses furnished to it by the Fund.

     A major portion of the sales charge for Class A shares is paid to account representatives and sales managers of Waddell & Reed, Inc. Waddell & Reed, Inc. may compensate its account representatives as to purchases for which there is no sales charge.

     The Fund pays all of its other expenses. These include the costs of materials sent to shareholders, audit and outside legal fees, taxes, brokerage commissions, interest, insurance premiums, custodian fees, fees payable by the Fund under Federal or other securities laws and to the Investment Company Institute and nonrecurring and extraordinary expenses, including litigation and indemnification relating to litigation.

     Under a Service Plan for Class A shares (the "Plan") adopted by the Fund pursuant to Rule 12b-1 under the 1940 Act, the Fund may pay Waddell & Reed, Inc., a fee not to exceed .25% of the Fund's average annual net assets attributable to Class A shares, paid monthly, to reimburse Waddell & Reed, Inc. for its costs and expenses in connection with the provision of personal services to Class A shareholders of the Fund and/or maintenance of Class A shareholder accounts.

     The Plan and a related Service Agreement between the Fund and Waddell & Reed, Inc. contemplate that Waddell & Reed, Inc. may be reimbursed for amounts it expends in compensating, training and supporting registered account representatives, sales managers and/or other appropriate personnel in providing personal services to Class A shareholders of the Fund and/or maintaining Class A shareholder accounts; increasing services provided to Class A shareholders of the Fund by office personnel located at field sales offices; engaging in other activities useful in providing personal service to Class A shareholders of the Fund and/or maintenance of Class A shareholder accounts; and in compensating broker-dealers who may regularly sell Class A shares of the Fund, and other third parties, for providing shareholder services and/or maintaining shareholder accounts with respect to Class A shares.

     The Plan and the Service Agreement were approved by the Fund's Board of Directors, including the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operations of the Plan or any agreement referred to in the Plan (hereafter, the "Plan Directors"). The Plan was also approved by Waddell & Reed, Inc. as the sole shareholder of the affected shares of the Fund at the time.

     Among other things, the Plan provides that (i) Waddell & Reed, Inc. will provide to the Directors of the Fund at least quarterly, and the Directors will review, a report of amounts expended under the Plan and the purposes for which such expenditures were made, (ii) the Plan will continue in effect only so long as it is approved at least annually, and any material amendments thereto will be effective only if approved, by the Directors including the Plan Directors acting in person at a meeting called for that purpose, (iii) amounts to be paid by the Fund under the Plan may not be materially increased without the vote of the holders of a majority of the outstanding Class A shares of the Fund, and (iv) while the Plan remains in effect, the selection and nomination of the Directors who are Plan Directors will be committed to the discretion of the Plan Directors.

Custodial and Auditing Services

     The custodian for the Fund is UMB Bank, n.a., Kansas City, Missouri. In general, the custodian is responsible for holding the Fund's cash and securities. If Fund assets are held in foreign countries, the Fund will comply with Rule 17f-5 under the 1940 Act. Price Waterhouse LLP, Kansas City, Missouri, the Fund's independent accountants, audits the Fund's financial statements.

                             DIRECTORS AND OFFICERS

     The day-to-day affairs of the Fund are handled by outside organizations selected by the Board of Directors. The Board of Directors has responsibility for establishing broad corporate policies for the Fund and for overseeing overall performance of the selected experts. The Board has the benefit of advice and reports from independent counsel and independent auditors.

     The principal occupation during at least the past five years of each Director and officer of the Fund is given below. Each of the persons listed through and including Mr. Wright is a member of the Fund's Board of Directors. The other persons are officers but not Board members. For purposes of this section, the term "Fund Complex" includes each of the registered investment companies in the United Group of Mutual Funds, Waddell & Reed Funds, Inc., TMK/United Funds, Inc., Torchmark Government Securities Fund, Inc. and Torchmark Insured Tax-Free Fund, Inc. Each of the Fund's Directors is also a Director of each of the Funds in the Fund Complex and each of the Fund's officers is also an officer of one or more of the Funds in the Fund Complex.

RONALD K. RICHEY*
2001 Third Avenue South
Birmingham, Alabama 35233
     Chairman of the Board of Directors of the Fund and each of the other funds in the Fund Complex; Chairman of the Board of Directors of Waddell & Reed Financial Services, Inc., United Investors Management Company and United Investors Life Insurance Company; Chairman of the Board of Directors and Chief Executive Officer of Torchmark Corporation; Chairman of the Board of Directors of Vesta Insurance Group, Inc.; formerly, Chairman of the Board of Directors of Waddell & Reed, Inc. Father of Linda Graves, Director of the Fund and each of the other funds in the Fund Complex.

KEITH A. TUCKER*
     President of the Fund and each of the other Funds in the Fund Complex; President, Chief Executive Officer and Director of Waddell & Reed Financial Services, Inc.; Chairman of the Board of Directors of WRIMCO, Waddell & Reed, Inc., Waddell & Reed Services Company, Waddell & Reed Asset Management Company and Torchmark Distributors, Inc., an affiliate of Waddell & Reed, Inc.; Vice Chairman of the Board of Directors, Chief Executive Officer and President of United Investors Management Company; Vice Chairman of the Board of Directors of Torchmark Corporation; Director of Southwestern Life Corporation; formerly, partner in Trivest, a private investment concern; formerly, Director of Atlantis Group, Inc., a diversified company.

HENRY L. BELLMON
Route 1
P. O. Box 26
Red Rock, Oklahoma  74651
     Rancher; Professor, Oklahoma State University; formerly, Governor of Oklahoma; prior to his current service as Director of the funds in the United Group, TMK/United Funds, Inc., Waddell & Reed Funds, Inc., Torchmark Government Securities Fund, Inc. and Torchmark Insured Tax-Free Fund, Inc., he served in such capacity for the funds in the United Group and TMK/United Funds, Inc.

DODDS I. BUCHANAN
905 13th Street
Boulder, Colorado  80302
     Advisory Director, The Hand Companies; President, Buchanan Ranch Corp.; formerly, Senior Vice President and Director of Marketing Services, The Meyer Group of Management Consultants; formerly, Chairman, Department of Marketing, Transportation and Tourism, University of Colorado; formerly, Professor of Marketing, College of Business, University of Colorado.

JAY B. DILLINGHAM
926 Livestock Exchange Building
Kansas City, Missouri  64102
     Formerly, President and Director of Kansas City Stock Yards Company; formerly, Partner in Dillingham Farms, a farming operation.

LINDA GRAVES*
1 South West Cedar Crest Road
Topeka, Kansas 66606
     First Lady of Kansas; formerly, partner, Levy and Craig, P.C., a law firm. Daughter of Ronald K. Richey, Chairman of the Board of the Fund and each of the other funds in the Fund Complex.

JOHN F. HAYES*
335 N. Washington
Suite 260
Hutchinson, Kansas  67504-2977
     Director of Central Bank and Trust; Director of Central Financial Corporation; formerly, President of Gilliland & Hayes, P.A., a law firm.

GLENDON E. JOHNSON
7300 Corporate Center Drive
P. O. Box 020270
Miami, Florida  33126-1208
     Director and Chief Executive Officer of John Alden Financial Corporation and subsidiaries.

JAMES B. JUDD
No. 1 Ward Parkway
Suite 138
Kansas City, Missouri 64112
     Retired; formerly, partner, KPMG Peat Marwick. A petition relating to Mr. Judd's property was filed under the Federal bankruptcy laws and is now final.

WILLIAM T. MORGAN*
1799 Westridge Road
Los Angeles, California 90049
     Retired; formerly, Chairman of the Board of Directors and President of the Fund and each fund in the Fund Complex then in existence. (Mr. Morgan retired as Chairman of the Board of Directors and President of the funds in the Fund Complex then in existence on April 30, 1993); formerly, President, Director and Chief Executive Officer of WRIMCO and Waddell & Reed, Inc.; formerly, Chairman of the Board of Directors of Waddell & Reed Services Company; formerly, Director of Waddell & Reed Asset Management Company, United Investors Management Company and United Investors Life Insurance Company, affiliates of Waddell & Reed, Inc.

DOYLE PATTERSON
1030 West 56th Street
Kansas City, Missouri  64113
     Associated with Republic Real Estate, engaged in real estate management and investment; formerly, Director of The Vendo Company, a manufacturer and distributor of vending machines.

ELEANOR B. SCHWARTZ
5100 Rockhill Road
Kansas City, Missouri 64110
     Chancellor, University of Missouri-Kansas City; formerly, Interim Chancellor, University of Missouri-Kansas City; formerly, Vice Chancellor for Academic Affairs, University of Missouri-Kansas City.

FREDERICK VOGEL III
1805 West Bradley Road
Milwaukee, Wisconsin  53217
     Retired.

PAUL S. WISE
P. O. Box 5248
8648 Silver Saddle Drive
Carefree, Arizona  85377
     Director of Potash Corporation of Saskatchewan.

LESLIE S. WRIGHT
2302 Brookshire Place
Birmingham, Alabama  35213
     Chancellor of Samford University; formerly, Director of City Federal Savings and Loan Association; formerly, President of Samford University.

Robert L. Hechler
     Vice President and Principal Financial Officer of the Fund and each of the other funds in the Fund Complex; Vice President, Chief Operations Officer, Director and Treasurer of Waddell & Reed Financial Services, Inc.; Executive Vice President, Principal Financial Officer, Director and Treasurer of WRIMCO; President, Chief Executive Officer, Principal Financial Officer, Director and Treasurer of Waddell & Reed, Inc.; Director and Treasurer of Waddell & Reed Asset Management Company; President, Director and Treasurer of Waddell & Reed Services Company; Vice President, Treasurer and Director of Torchmark Distributors, Inc.

Henry J. Herrmann
     Vice President of the Fund and each of the other funds in the Fund Complex; Vice President, Chief Investment Officer and Director of Waddell & Reed Financial Services, Inc.; Director of Waddell & Reed, Inc.; President, Chief Executive Officer, Chief Investment Officer and Director of WRIMCO and Waddell & Reed Asset Management Company; Senior Vice President and Chief Investment Officer of United Investors Management Company.

Theodore W. Howard
     Vice President, Treasurer and Principal Accounting Officer of the Fund and each of the other funds in the Fund Complex; Vice President of Waddell & Reed Services Company.

Sharon K. Pappas
     Vice President, Secretary and General Counsel of the Fund and each of the other funds in the Fund Complex; Vice President, Secretary and General Counsel of Waddell & Reed Financial Services, Inc.; Senior Vice President, Secretary and General Counsel of WRIMCO and Waddell & Reed, Inc.; Director, Senior Vice President, Secretary and General Counsel of Waddell & Reed Services Company; Director, Secretary and General Counsel of Waddell & Reed Asset Management Company; Vice President, Secretary and General Counsel of Torchmark Distributors, Inc.; formerly Assistant General Counsel of Waddell & Reed, Inc., WRIMCO, Waddell & Reed Financial Services, Inc., Waddell & Reed Asset Management Company and Waddell & Reed Services Company.

James D. Wineland
     Vice President of the Fund and Vice President of three other funds in the Fund Complex; Vice President of WRIMCO; formerly Vice President of Waddell & Reed, Inc.

     The address of each person is 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217 unless a different address is given.

     As of the date of this SAI, five of the Fund's Directors may be deemed to be "interested persons" as defined in the 1940 Act of its underwriter, Waddell & Reed, Inc., or of its manager, WRIMCO. The Directors who may be deemed to be "interested persons" are indicated as such by an asterisk.

     The Board of Directors has created an honorary position of Director Emeritus, which position a director may elect after resignation from the Board provided the director has attained the age of 75 and has served as a director of the funds in the United Group for a total of at least five years. A Director Emeritus receives fees in recognition of his past services whether or not services are rendered in his capacity as Director Emeritus, but has no authority or responsibility with respect to management of the Fund. Currently, no person serves as a Director Emeritus.

     The Fund will pay annual fees to each Director, other than Directors who are affiliates of Waddell & Reed, Inc., and to each Director Emeritus in an amount to be determined by the Board of Directors after the Fund has been in operation one full year. No fees are currently paid to Directors or Directors Emeritus. The Director's fees will be allocated among the funds in the United Group, Waddell & Reed Funds, Inc. and TMK/United Funds, Inc. based on their relative size. The officers will be paid by Waddell & Reed, Inc. or its affiliates.

Shareholdings

     As of August 31, 1995, all of the Fund's Directors and officers as a group owned less than 1% of the outstanding shares of the Fund.

                            ORGANIZATION OF THE FUND

     The Fund was organized on August 25, 1994, and has no prior history.

The Shares of the Fund

     The Fund offers two Classes of shares: Class A and Class Y. Prior to September 12, 1995, the Fund offered only one Class of shares to the public. Shares outstanding on that date were designated as Class A shares. Each Class represents interest in the same assets of the Fund and differ as follows: each Class of shares has exclusive voting rights on matters pertaining to matters appropriately limited to that Class; Class A shares are subject to an initial sales charge and to an ongoing service fee; each Class may bear differing amounts of certain Class-specific expenses; and each Class has a separate exchange privilege. The Fund does not anticipate that there will be any conflicts between the interests of holders of the different Classes of shares of the Fund by virtue of those Classes. On an ongoing basis, the Board of Directors will consider whether any such conflict exists and, if so, take appropriate action. Each share of the Fund is entitled to equal voting, dividend, liquidation and redemption rights, except that due to the differing expenses borne by the two Classes, dividends and liquidation proceeds of Class A shares are expected to be lower than for Class Y shares of the Fund. Each fractional share of a Class has the same rights, in proportion, as a full share of that Class.

     Those shares held by Waddell & Reed, Inc. (as described below) will be voted in proportion to the voting instructions which are received on any matter. Voting instructions to abstain on any item to be voted upon will be applied to reduce the votes eligible to be cast by Waddell & Reed, Inc.

Initial Investment and Organizational Expenses

     On February 23, 1995, Waddell & Reed, Inc. purchased for investment 20,000 shares of the Fund at a net asset value of $5.00 per share.

     The Fund's organizational expenses in the amount of $48,800 have been advanced by Waddell & Reed, Inc. and are an obligation to be paid by the Fund. These expenses are being amortized over the 60-month period following the date of the initial public offering of the Fund's shares. In the event that all or part of Waddell & Reed, Inc.'s initial investment in the Fund's shares is redeemed prior to the full reimbursement of the organizational expenses, the Fund's obligation to make reimbursement will cease.

                                   APPENDIX A

     The following are descriptions of some of the ratings of securities which the Fund may use. The Fund may also use ratings provided by other nationally recognized statistical rating organizations in determining the securities eligible for investment.

                          DESCRIPTION OF BOND RATINGS

     Standard & Poor's Ratings Services. A Standard & Poor's ("S&P") corporate bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment of creditworthiness may take into consideration obligors such as guarantors, insurers or lessees.

     The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

     The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

     The ratings are based, in varying degrees, on the following considerations:

     1. Likelihood of default -- capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

     2.   Nature of and provisions of the obligation;

     3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     AAA -- Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     AA -- Debt rated AA also qualifies as high quality debt. Capacity to pay interest and repay principal is very strong, and debt rated AA differs from AAA issues only in small degree.

     A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

     BB -- Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

     B -- Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

     CCC -- Debt rated CCC has a currently indefinable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

     CC -- The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

     C -- The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

     CI -- The rating CI is reserved for income bonds on which no interest is being paid.

     D -- Debt rated D is in payment default. It is used when interest payments or principal payments are not made on a due date even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace periods. The D rating will also be used upon a filing of a bankruptcy petition if debt service payments are jeopardized.

     Plus (+) or Minus (-) -- To provide more detailed indications of credit quality, the ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     NR -- Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

     Debt Obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

     Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (AAA, AA, A, BBB, commonly known as "investment grade" ratings) are generally regarded as eligible for bank investment. In addition, the laws of various states governing legal investments may impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

     Moody's Investors Service, Inc. A brief description of the applicable Moody's Investors Service ("MIS") rating symbols and their meanings follows:

     Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Some bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NOTE: Bonds within the above categories which possess the strongest investment attributes are designated by the symbol "1" following the rating.

     Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C -- Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                     DESCRIPTION OF PREFERRED STOCK RATINGS

     Standard & Poor's Ratings Services. A S&P preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock dividends and any applicable sinking fund obligations. A preferred stock rating differs from a bond rating inasmuch as it is assigned to an equity issue, which issue is intrinsically different from, and subordinated to, a debt issue. Therefore, to reflect this difference, the preferred stock rating symbol will normally not be higher than the debt rating symbol assigned to, or that would be assigned to, the senior debt of the same issuer.

     The preferred stock ratings are based on the following considerations:

1. Likelihood of payment - capacity and willingness of the issuer to meet the timely payment of preferred stock dividends and any applicable sinking fund requirements in accordance with the terms of the obligation;

2.   Nature of, and provisions of, the issue;

3. Relative position of the issue in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     AAA -- This is the highest rating that may be assigned by S&P to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

     AA -- A preferred stock issue rated AA also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

     A -- An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

     BBB -- An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the 'A' category.

     BB, B, CCC -- Preferred stock rated BB, B, and CCC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     CC -- The rating CC is reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

     C -- A preferred stock rated C is a non-paying issue.

     D -- A preferred stock rated D is a non-paying issue with the issuer in default on debt instruments.

     NR -- This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

     Plus (+) or minus (-) -- To provide more detailed indications of preferred stock quality, the rating from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     A preferred stock rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

     Moody's Investors Service, Inc. Because of the fundamental differences between preferred stocks and bonds, a variation of MIS' familiar bond rating symbols is used in the quality ranking of preferred stock. The symbols are designed to avoid comparison with bond quality in absolute terms. It should always be borne in mind that preferred stock occupies a junior position to bonds within a particular capital structure and that these securities are rated within the universe of preferred stocks.

     Note: MIS applies numerical modifiers 1, 2 and 3 in each rating classification; the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

     Preferred stock rating symbols and their definitions are as follows:

     aaa -- An issue which is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

     aa -- An issue which is rated aa is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well-maintained in the foreseeable future.

     a -- An issue which is rated a is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the aaa and aa classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

     baa -- An issue which is rated baa is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

     ba -- An issue which is rated ba is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

     b -- An issue which is rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

     caa -- An issue which is rated caa is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

     ca -- An issue which is rated ca is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

     c -- This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                          DESCRIPTION OF NOTE RATINGS

     Standard and Poor's Rating's Services. A S&P note rating reflects the liquidity factors and market access risks unique to notes. Notes maturing in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

   --Amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue is to be treated as a note). --Source of Payment (the more the issue depends on the market for its refinancing, the more likely it is to be treated as a note.)

     The note rating symbols and definitions are as follows:

     SP-1 Strong capacity to pay principal and interest.  Issues determined to possess very strong characteristics are given a plus (+) designation. SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
     SP-3 Speculative capacity to pay principal and interest.

     Moody's Investors Service, Inc. MIS Short-Term Loan Ratings -- MIS ratings for state and municipal short-term obligations will be designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of major importance in bond risk are of lesser importance over the short run. Rating symbols and their meanings follow:

     MIG 1 -- This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     MIG 2 -- This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

     MIG 3 -- This designation denotes favorable quality. All security elements are accounted for but this is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

     MIG 4 -- This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

                    DESCRIPTION OF COMMERCIAL PAPER RATINGS

     Standard & Poor's Ratings Services. A S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to D for the lowest. Issuers rated A are further referred to by use of numbers 1, 2 and 3 to indicate the relative degree of safety. Issues assigned an A rating (the highest rating) are regarded as having the greatest capacity for timely payment. An A-1 designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation. An A-2 rating indicates that capacity for timely payment is satisfactory; however, the relative degree of safety is not as high as for issues designated A-1. Issues rated A-3 have adequate capacity for timely payment; however, they are more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations. Issues rated B are regarded as having only speculative capacity for timely payment. A C rating is assigned to short-term debt obligations with a doubtful capacity for payment. Debt rated D is in payment default, which occurs when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

     Moody's Investors Service, Inc. MIS commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. MIS employs the designations of Prime 1, Prime 2 and Prime 3, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers. Issuers rated Prime 1 have a superior capacity for repayment of short-term promissory obligations and repayment capacity will normally be evidenced by (1) lending market positions in well established industries; (2) high rates of return on Funds employed; (3) conservative capitalization structures with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well established access to a range of financial markets and assured sources of alternate liquidity. Issuers rated Prime 2 also have a strong capacity for repayment of short-term promissory obligations as will normally be evidenced by many of the characteristics described above for Prime 1 issuers, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation; capitalization characteristics, while still appropriate, may be more affected by external conditions; and ample alternate liquidity is maintained. Issuers rated Prime 3 have an acceptable capacity for repayment of short-term promissory obligations, as will normally be evidenced by many of the characteristics above for Prime 1 issuers, but to a lesser degree. The effect of industry characteristics and market composition may be more pronounced; variability in earnings and profitability may result in changes in the level of debt protection measurements and requirement for relatively high financial leverage; and adequate alternate liquidity is maintained.

                        DOLLAR-WEIGHTED AVERAGE MATURITY

     Dollar-Weighted Average Maturity is derived by multiplying the value of each investment by the number of days remaining to its maturity, adding these calculations, and then dividing the total by the value of the Fund's portfolio. An obligation's maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule.

     For example, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. Also, the maturities of mortgage-backed securities and some asset-backed securities, such as collateralized mortgage obligations, are determined on a weighted average life basis, which is the average time for principal to be repaid. For a mortgage security, this average time is calculated by assuming a constant prepayment rate for the life of the mortgage. The weighted average life of these securities is likely to be substantially shorter than their stated final maturity.

THE INVESTMENTS OF
UNITED ASSET STRATEGY FUND, INC.
JULY 31, 1995

                                              Shares        Value
COMMON STOCKS
Automotive - 1.55%
 Ford Motor Company  .....................     8,500    $   245,438

Banks and Savings and Loans - 3.46%
 Compass Bancshares, Inc.  ...............     8,000        258,000
 CoreStates Financial Corp.  .............     8,000        292,000
   Total..................................                  550,000

Beverages - 0.70%
 Buenos Aires Embotelladora S.A., ADR  ...     4,500        111,938

Biotechnology and Medical Services - 2.32%
 Genentech, Inc.* ........................     3,500        167,125
 KeraVision, Inc.* .......................    16,000        202,000
   Total..................................                  369,125

Building - 0.40%
 TJ International, Inc.  .................     3,000         63,000

Chemicals Specialty and Miscellaneous Technology - 3.20%
 Crompton & Knowles Corporation  .........    15,000        226,875
 Geon Company (The) ......................    10,000        281,250
   Total..................................                  508,125

Consumer Electronics and Appliances - 3.08%
 Corning Incorporated  ...................     5,000        160,000
 Samsung Electronics Co., Ltd., GDR* .....     5,000        328,600
   Total..................................                  488,600

Domestic Oil - 1.77%
 Enron Corp.  ............................    13,000        281,125

Hospital Management - 3.99%
 American Oncology Resources, Inc.*  .....     5,500        183,562
 LTC Properties, Inc.  ...................    16,000        224,000
 United HealthCare Corporation  ..........     5,000        226,250
   Total..................................                  633,812

Machinery - 1.19%
 Keystone International, Inc.  ...........     9,000        189,000

Metals and Mining - 0.31%
 RTZ Corporation PLC, ADR  ...............       850         49,406

Paper - 1.47%
 James River Corporation of Virginia  ....     7,000        233,625

Services, Consumer and Business - 2.13%
 Dun & Bradstreet Corporation (The) ......     6,000        337,500

TOTAL COMMON STOCKS - 25.57%                            $ 4,060,694
 (Cost: $3,742,765)


                See Notes to Schedule of Investments on page 72.

THE INVESTMENTS OF
UNITED ASSET STRATEGY FUND, INC.
JULY 31, 1995

                                              Shares        Value

PREFERRED STOCK - 0.59%
Drugs and Hospital Supply
 United States Surgical Corporation,
   Convertible Class A ...................     3,500    $    94,500
 (Cost: $84,745)

                                           Principal
                                           Amount in
                                           Thousands

CORPORATE DEBT SECURITY - 0.33%
Multi-Industry
 Mark IV Industries, Inc.,
   8.75%, 4-1-2003 .......................    $   50    $    51,500
 (Cost: $49,019)

UNITED STATES GOVERNMENT SECURITIES
 United States Treasury:
   6.875%, 2-28-97 .......................       270        274,218
   6.125%, 5-31-97 .......................     2,000      2,007,820
   7.25%, 2-15-98 ........................       270        277,889
   7.125%, 2-29-2000 .....................       270        279,914
   7.5%, 2-15-2005 .......................       270        289,405

TOTAL UNITED STATES GOVERNMENT
   SECURITIES - 19.70%                                 $  3,129,246
 (Cost: $3,104,331)

SHORT-TERM SECURITIES
Automotive - 3.14%
 Echlin, Inc.,
   5.76%, 8-21-95 ........................       500        498,400

Banks and Savings and Loans - 4.48%
 U.S. Bancorp,
   Master Note ...........................       712        712,000

Chemicals Major - 2.51%
 Hercules, Inc.,
   5.89%, 8-22-95 ........................       400        398,626


                See Notes to Schedule of Investments on page 72.

THE INVESTMENTS OF
UNITED ASSET STRATEGY FUND, INC.
JULY 31, 1995

                                           Principal
                                           Amount in
                                           Thousands        Value

SHORT-TERM SECURITIES (Continued)
Domestic Oil - 3.14%
 Enron Corp.,
   6.05%, 8-11-95 ........................      $500    $   499,160

Financial - 9.99%
 B.A.T. Capital Corp.:
   5.75%, 8-7-95 .........................       100         99,904
   5.74%, 8-28-95 ........................       300        298,708
 BHP Finance (U.S.A.) Inc.:
   5.7%, 8-25-95 .........................       250        249,050
   5.73%, 8-25-95 ........................       200        199,236
 Dana Credit Corp.,
   6.04%, 8-21-95 ........................       250        249,161
 PHH Corp.,
   5.75%, 8-15-95 ........................       490        488,904
   Total .................................                1,584,963

Food and Related - 6.48%
 General Mills, Inc.,
   Master Note ...........................       315        315,000
 Sara Lee Corporation,
   Master Note ...........................       715        715,000
   Total .................................                1,030,000

Machinery - 4.40%
 Cooper Industries, Inc.,
   5.8%, 8-15-95 .........................       700        698,421

Paper - 3.77%
 Champion International Corporation,
   5.875%, 8-14-95 .......................       600        598,727

Public Utilities - Electric - 1.25%
 Public Service Company of Colorado,
   5.85%, 8-16-95 ........................       200        199,513

Railroad - 3.15%
 Burlington Northern Railroad Co.,
   6.1%, 8-4-95 ..........................       500        499,746

Retailing - 1.56%
 K Mart Corporation,
   5.87%, 9-8-95 .........................       250        248,451

Telecommunications - 3.77%
 GTE Corporation,
   5.78%, 8-10-95 ........................       600        599,133


                See Notes to Schedule of Investments on page 72.

THE INVESTMENTS OF
UNITED ASSET STRATEGY FUND, INC.
JULY 31, 1995

                                           Principal
                                           Amount in
                                           Thousands        Value

SHORT-TERM SECURITIES (Continued)
Tobacco - 3.14%
 Philip Morris Companies Inc.,
   5.68%, 8-18-95 ........................      $500    $   498,659

TOTAL SHORT-TERM SECURITIES - 50.78%                    $ 8,065,799
 (Cost: $8,065,799)

TOTAL INVESTMENT SECURITIES - 96.97%                    $15,401,739
 (Cost: $15,046,659)

CASH AND OTHER ASSETS, NET OF
 LIABILITIES - 3.03%                                        481,668

NET ASSETS - 100.00%                                    $15,883,407


Notes to Schedule of Investments
 *No income dividends were paid during the preceding 12 months.

See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.

See Note 4 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

UNITED ASSET STRATEGY FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
JULY 31, 1995
(Unaudited)

Assets
 Investment securities -- at value
   (Notes 1 and 4) .................................    $15,401,739
 Cash   ............................................            534
 Receivables:
   Fund shares sold ................................        638,278
   Dividends and interest ..........................         67,811
 Unamortized organization expenses (Note 2)  .......         46,228
 Prepaid insurance premium  ........................            330
 Other assets  .....................................          5,037
                                                        -----------
    Total assets  ..................................     16,159,957
                                                        -----------
Liabilities
 Payable for investment securities purchases  ......        216,000
 Organization expenses payable  ....................         46,228
 Payable for Fund shares redeemed  .................         13,489
 Accrued accounting services fee  ..................            833
                                                        -----------
    Total liabilities  .............................        276,550
                                                        -----------
      Total net assets .............................    $15,883,407
                                                        ===========

Net Assets
 $0.01 par value capital stock, authorized --
   1,000,000,000; shares outstanding -- 2,994,877
   Capital stock ...................................        $29,949
   Additional paid-in capital ......................     15,373,072
 Accumulated undistributed income:
   Accumulated undistributed net investment
    income .........................................         72,277
   Accumulated undistributed net realized gain on
    investment transactions   ......................         53,029
   Net unrealized appreciation in value of
    investments at end of period ...................        355,080
                                                        -----------
    Net assets applicable to outstanding
     units of capital  .............................    $15,883,407
                                                        ===========
Net asset value per share (net assets divided
 by shares outstanding)  ...........................          $5.30
                                                              =====


                   See notes to financial statements.

UNITED ASSET STRATEGY FUND, INC.
STATEMENT OF OPERATIONS
For the Period Ended JULY 31, 1995
(Unaudited)

Investment Income
 Income:
   Interest ........................................      $135,600
   Dividends .......................................        12,807
                                                          --------
    Total income  ..................................       148,407
                                                          --------
 Expenses (Note 3):
   Investment management fee .......................        18,863
   Transfer agency and dividend disbursing .........         7,546
   Service fee .....................................         3,678
   Amortization of organization expenses ...........         3,302
   Custodian fees ..................................         1,135
   Accounting services fee .........................           833
   Legal fee .......................................           810
   Other ...........................................           714
                                                          --------
    Total expenses  ................................        36,881
                                                          --------
      Net investment income ........................       111,526
                                                          --------
Realized and Unrealized Gain on Investments
 Realized net gain on securities  ..................        53,029
 Realized net gain on foreign currency
   transactions ....................................            60
                                                          --------
   Realized net gain on investments ................        53,089
 Unrealized appreciation in value of investments
  during the period  ...............................       355,080
                                                          --------
    Net gain on investments  .......................       408,169
                                                          --------
      Net increase in net assets resulting
       from operations  ............................      $519,695
                                                          ========


                       See notes to financial statements.

UNITED ASSET STRATEGY FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
(Unaudited)

                                             For the
                                              period
                                               ended
                                            July 31,
                                                1995
                                         -----------
Increase in Net Assets
 Operations:
   Net investment income ............    $   111,526
   Realized net gain on
    investments  ....................         53,089
   Unrealized appreciation...........        355,080
                                         -----------
    Net increase in net assets
      resulting from operations .....        519,695
                                         -----------
 Dividends to shareholders from
   net investment income* ...........       (39,309)
                                         -----------
 Capital share transactions:
   Proceeds from sale of shares
    (3,141,945 shares)  .............     16,169,836
   Proceeds from reinvestment of
    dividends (7,568 shares)  .......         39,278
   Payments for shares redeemed
    (174,636 shares)  ...............       (906,093)
                                         -----------
    Net increase in net assets
      resulting from capital
      share transactions ............     15,303,021
                                         -----------
      Total increase ................     15,783,407
Net Assets
 Beginning of period  ...............        100,000
                                         -----------
 End of period, including undistributed
   net investment income of $72,277 .    $15,883,407
                                         ===========


                    *See "Financial Highlights" on page 76.

                       See notes to financial statements.

UNITED ASSET STRATEGY FUND, INC.
FINANCIAL HIGHLIGHTS
(Unaudited)
For a Share of Capital Stock Outstanding
Throughout Each Period:

                            For the
                             period
                               from
                           March 9,
                               1995
                            through
                          March 31,
                              1995*
                            -------
Net asset value,
 beginning of period          $5.00
                              -----
Income from investment
 operations:
 Net investment
   income ..........            .04
 Net realized and
   unrealized gain
   on investments...            .28
                              -----
Total from investment
 operations ........            .32
Less dividends from
   net investment
   income...........          (0.02)
                              -----
Net asset value,
 end of period .....          $5.30
                              =====
Total return** .....           6.41%
Net assets, end of
 period (000
 omitted)  .........        $15,883
Ratio of expenses
 to average net
 assets ............           1.33%
Ratio of net investment
 income to average net
 assets ............           4.02%
Portfolio
 turnover rate .....          23.93%

 *The Fund's inception date is August 25, 1994; however, since the Fund did not have investment activity or incur expenses prior to the date of public offering, the per-share data and ratios are for a capital share outstanding for the period from March 9, 1995 (initial public offering) through July 31, 1995. Ratios and the portfolio turnover rate have been annualized.
**Total return calculated without taking into account the sales load deducted on an initial purchase.
                       See notes to financial statements.

UNITED ASSET STRATEGY FUND, INC.
NOTES TO FINANCIAL STATEMENTS
JULY 31, 1995
(Unaudited)

NOTE 1 -- Significant Accounting Policies

     United Asset Strategy Fund, Inc. (the "Fund") is registered under the In-vestment Company Act of 1940 as a diversified, open-end management investment company. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. Security valuation -- Each stock and convertible bond is valued at the latest sale price thereof on the last business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported for a stock, the average of the latest bid and asked prices. Bonds, other than convertible bonds, are valued using a pricing system provided by a major dealer in bonds. Convertible bonds are valued using this pricing system only on days when there is no sale re-ported. Stocks which are traded over-the-counter are priced using Nasdaq (National Association of Securities Dealers Automated Quotations) which provides information on bid and asked or closing prices quoted by major dealers in such stocks. Short-term debt securities are valued at amortized cost, which approximates market.

B. Security transactions and related investment income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. See Note 4 -- Investment Security Transactions.

C. Foreign currency translations -- All assets and liabilities denominated in foreign currencies are translated into U.S. dollars daily. Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates. The Fund combines fluctuations from currency exchange rates and fluctuations in market value when computing net realized and unrealized gain or loss from investments.

D. Federal income taxes -- It is the Fund's policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax. Accordingly, provision has not been made for Federal income taxes.

E. Dividends and distributions -- Dividends and distributions to shareholders are recorded by the Fund on the record date. Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, foreign currency transactions, net operating losses and expiring capital loss carryforwards.

F. Repurchase agreements -- Repurchase agreements are collateralized by the value of the resold securities which, during the entire period of the agreement, remains at least equal to the value of the loan, including accrued interest thereon. The collateral for the repurchase agreement is held by the Fund's custodian bank.

NOTE 2 -- Organization

     The Fund, a Maryland corporation, was organized on August 25, 1994 and was inactive (except for matters relating to its organization and registration as an investment company under the Investment Company Act of 1940 and the registration of its shares under the Securities Act of 1933) until March 9, 1995 (the date of the initial public offering.)

     On February 23, 1995, Waddell & Reed, Inc. ("W&R") purchased for investment 20,000 shares of the Fund at their net asset value of $5.00 per share.

     The Fund's organizational expenses in the amount of $49,530 were advanced to the Fund by W&R and are an obligation to be paid by it. These expenses are being amortized and are payable evenly over 60 months following the date of the
initial public offering.   In the event that all or a part of W&R's initial
investment in the Fund's shares is redeemed prior to the full reimbursement of these organizational expenses, the Fund's obligation to make further reimbursement will cease.

NOTE 3 -- Investment Management and Payments to Affiliated Persons

     The Fund pays a fee for investment management services. The fee is computed daily based on the net asset value at the close of business. The fee consists of two elements: (i) a "Specific" fee computed on net asset value as of the close of business each day at the annual rate of .30% of net assets and (ii) a "Group" fee computed each day on the combined net asset values of all of the funds in the United Group of mutual funds (approximately $12.6 billion of combined net assets at July 31, 1995) at annual rates of .51% of the first $750 million of combined net assets, .49% on that amount between $750 million and $1.5 billion, .47% between $1.5 billion and $2.25 billion, .45% between $2.25 billion and $3 billion, .43% between $3 billion and $3.75 billion, .40% between $3.75 billion and $7.5 billion, .38% between $7.5 billion and $12 billion, and
 .36% of that amount over $12 billion.  The Fund accrues and pays this fee daily.

     Pursuant to assignment of the Investment Management Agreement between the Fund and W&R, Waddell & Reed Investment Management Company ("WRIMCO"), a wholly-owned subsidiary of W&R, serves as the Fund's investment manager.

     The Fund has an Accounting Services Agreement with Waddell & Reed Services Company ("WARSCO"), a wholly-owned subsidiary of W&R. Under the agreement, WARSCO acts as the agent in providing accounting services and assistance to the Fund and pricing daily the value of shares of the Fund. For these services, the Fund pays WARSCO a monthly fee of one-twelfth of the annual fee shown in the following table.

                            Accounting Services Fee
                   Average
                Net Asset Level          Annual Fee
          (all dollars in millions) Rate for Each Level
          ------------------------- -------------------
           From $    0 to $   10          $      0
           From $   10 to $   25          $ 10,000
           From $   25 to $   50          $ 20,000
           From $   50 to $  100          $ 30,000
           From $  100 to $  200          $ 40,000
           From $  200 to $  350          $ 50,000
           From $  350 to $  550          $ 60,000
           From $  550 to $  750          $ 70,000
           From $  750 to $1,000          $ 85,000
                $1,000 and Over           $100,000

     The Fund also pays WARSCO a monthly per account charge for transfer agency and dividend disbursement services of $1.0208 for each shareholder account which was in existence at any time during the prior month, plus $0.30 for each account on which a dividend or distribution of cash or shares had a record date in that month. The Fund also reimburses W&R and WARSCO for certain out-of-pocket costs.

     As principal underwriter for the Fund's shares, W&R received direct and indirect gross sales commissions (which are not an expense of the Fund) of $488,259, out of which W&R paid sales commissions of $280,537 and all expenses in connection with the sale of Fund shares, except for registration fees and related expenses.

     Under a Service Plan adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund may pay monthly a fee to W&R in an amount not to exceed .25% of the Fund's average annual net assets. The fee is to be paid to reimburse W&R for amounts it expends in connection with the provision of personal services to Fund shareholders and/or maintenance of shareholder accounts.

     The Fund paid no Directors' fees.

     W&R is an indirect subsidiary of Torchmark Corporation, a holding company, and United Investors Management Company, a holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

NOTE 4 -- Investment Security Transactions

     Purchases of investment securities, other than U.S. Government and short-term securities, aggregated $4,140,644 while proceeds from maturities and sales aggregated $317,298. Purchases of short-term securities aggregated $36,797,365 while proceeds from maturities and sales aggregated $28,805,784. Purchase of U.S. Government securities aggregated $3,106,019. There were no sales of U.S. Government securities .

     For Federal income tax purposes, cost of investments owned at July 31, 1995 was $15,046,659, resulting in net unrealized appreciation of $355,080, of which $399,048 related to appreciated securities and $43,968 related to depreciated securities.